As filed with the Securities and Exchange Commission on July 29, 2010
                                                Securities Act File No. 33-57724
                                        Investment Company Act File No. 811-7458

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                       ___

     Pre-Effective Amendment No.  ___                                  ___

     Post-Effective Amendment No. 30                                    X
                                  ___                                  ___

                                      and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                          X
                                                                       ___


     Amendment No. 33                                                   X
                   __                                                  ___


                            Tweedy, Browne Fund Inc.
                            ________________________

               (Exact name of Registrant as Specified in Charter)


                 350 Park Avenue, 9th Floor, New York, NY 10022
                 ______________________________________________

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 916-0600
                                                           ______________


Name and Address of Agent for Service:  Copies to:
M. Gervase Rosenberger                  Richard T. Prins, Esq.
Tweedy, Browne Company LLC              Skadden, Arps, Slate, Meagher & Flom LLP
350 Park Avenue, 9th Floor              Four Times Square, 30th Floor
New York, NY 10022                      New York, NY  10036


             It is proposed that this filing will become effective:

        x    immediately upon filing pursuant to paragraph (b), or
       ___

       ___   on July 29, 2010 pursuant to paragraph (b)

       ___   60 days after filing pursuant to paragraph (a)(1), or

       ___   on _______________ pursuant to paragraph (a)(1)

       ___   75 days after filing pursuant to paragraph (a)(2)

       ___   on _______________ pursuant to paragraph (a)(2) of Rule 485

       ___   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                        [TWEEDY, BROWNE FUND INC. LOGO]
                            TWEEDY, BROWNE FUND INC.


                                   PROSPECTUS
                                 July 29, 2010
                         ______________________________

                                350 Park Avenue
                               New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com


                                                                      Symbol
Tweedy, Browne Global Value Fund                                      TBGVX
Tweedy, Browne Global Value Fund II - Currency Unhedged               TBCUX
Tweedy, Browne Value Fund                                             TWEBX
Tweedy, Browne Worldwide High Dividend Yield Value Fund               TBHDX


  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS

                                                                        Page


Fund Summaries
   Tweedy, Browne Global Value Fund.....................................     1
   Tweedy, Browne Global Value Fund II - Currency Unhedged..............     6
   Tweedy, Browne Value Fund............................................    10
   Tweedy, Browne Worldwide High Dividend Yield Value Fund..............    15
   Other Information....................................................    21

Prior Performance of Composite of Unhedged Managed Accounts
   Comparable to the Global Value Fund II - Currency Unhedged...........    22

Prior Performance of Composite of Global High Dividend Yield
   Equity Managed Accounts Comparable to the Worldwide High
   Dividend Yield Value Fund............................................    25

Additional Performance Information......................................    28

Portfolio Holdings......................................................    30

Additional Information Regarding Investment Strategies .................    30
   Investment Goals and Strategies......................................    30
   Currency Hedging.....................................................    31
   Pursuit of Long-Term Capital Growth..................................    32

Management of the Funds.................................................    33

Pricing of Fund Shares..................................................    35

Transaction Information.................................................    36
   Purchases............................................................    36
   Redemptions and Exchanges............................................    37
   Transaction Policies.................................................    39

Distributions and Taxes.................................................    41

Financial Highlights....................................................    43

Privacy Information.....................................................    47

________________________________________________________________________________

Tweedy, Browne Global Value Fund
________________________________

Summary
________________________________________________________________________________

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


________________________________________________________________________________________________________

Shareholder Fees (fees paid directly from your investment)
________________________________________________________________________________________________________

Redemption fee on Shares held less than 60 days (as a percentage of amount redeemed)      2.00%
________________________________________________________________________________________________________

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
________________________________________________________________________________________________________

Management fees......................................................................     1.25%
Distribution (12b-1) fees............................................................     None
Other expenses.......................................................................     0.15%
Acquired fund fees and expenses......................................................     0.01%
________________________________________________________________________________________________________

Total Annual Fund Operating Expenses.................................................     1.41%
________________________________________________________________________________________________________


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year...............................................       $144
Three Years............................................        446
Five Years.............................................        771
Ten Years..............................................      1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7%.

________________________________________________________________________________

Tweedy, Browne Global Value Fund
________________________________________________________________________________

Principal Investment Strategies


The Fund invests primarily in foreign equity securities that Tweedy, Browne Company LLC (the "Adviser" or "Tweedy, Browne") believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.


The Fund's investment style derives from the work of the late Benjamin Graham. Most investments in the Fund's portfolio at the time of initial purchase have one or more of the following investment characteristics:

    > low stock price in relation to book value
    > low price-to-earnings ratio
    > low price-to-cash-flow ratio
    > above-average dividend yield
    > low price-to-sales ratio as compared to other companies in the same industry
    > low corporate leverage
    > low share price
    > purchases of a company's own stock by the company's officers and directors > company share repurchases
    > a stock price that has declined significantly from its previous high price and/or small market capitalization.


The Fund invests primarily in undervalued equity securities of foreign issuers, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Fund are focused for the most part in developed countries with some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which its securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. The Fund is not appropriate for investors primarily seeking income.


Principal Risks


The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

________________________________________________________________________________

Tweedy, Browne Global Value Fund
________________________________________________________________________________

You could lose money on your investment in the Fund or the Fund could underperform other investments.

Smaller Companies. The Fund invests to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

Foreign Securities. The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     > changes in currency exchange rates, which can lower performance in U.S.
       dollar terms
     > exchange rate controls (which may include an inability to transfer currency from a given country)
     > costs incurred in conversions between currencies
     > non-negotiable brokerage commissions
     > less publicly available information
     > not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting > greater market volatility
     > less trading volume
     > delayed settlements
     > difficulty in enforcing obligations in foreign countries
     > less securities regulation
     > unrecoverable withholding and transfer taxes
     > war
     > seizure
     > political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

The Fund's practice of hedging currency risk in foreign securities tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated. Conversely, the Fund's practice of hedging currency risk in foreign securities tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the portfolio's investments are denominated.

________________________________________________________________________________

Tweedy, Browne Global Value Fund
________________________________________________________________________________

Fund Performance


The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 1-800-432-4789 (press 2). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Global Value Fund
Calendar Year Total Returns (1)

                           [GLOBAL VALUE FUND GRAPH]

______________________________________________________________________________________________________________________________

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
______________________________________________________________________________________________________________________________

 4.36    10.7   20.23   22.96   10.99   25.28   12.39   (4.67)  (12.14)  24.93   20.01   15.42   20.14    7.54  (38.31)  37.85
______________________________________________________________________________________________________________________________



(1) The 2010 year-to-date return for the Global Value Fund through June 30, 2010 was (1.98)%.

________________________________________________________________________________

As of December 31, 2009
________________________________________________________________________________

Best Quarterly Return............................     21.77% (2nd quarter 2009)
Worst Quarterly Return...........................    (18.03)% (4th quarter 2008)

________________________________________________________________________________
                                       4

Tweedy, Browne Global Value Fund
________________________________________________________________________________

Average Annual Total Return
for Periods Ended December 31, 2009


_____________________________________________________________________________________________________

                                                                                           Since
                                                                                         Inception
                                                        One Year  Five Years  Ten Years   6/15/93
_____________________________________________________________________________________________________

Global Value Fund
 Return before Taxes                                     37.85%      4.86%        5.99%      10.09%
 Return after Taxes on Distributions                     38.01       4.15         5.14        8.93
 Return after Taxes on Distributions and Sale of         25.51       4.39         5.08        8.62
 Fund Shares
MSCI EAFE Index (Hedged)                                 25.67       4.22        (0.42)       5.30
(reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index (in U.S. $)                              31.78       3.54         1.17        5.27
(reflects no deduction for fees, expenses, or taxes)
_____________________________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management


Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser's Management Committee, which consists of all of the firm's Managing Directors, Mr. William Browne, Mr. Thomas Shrager, Mr. John Spears, and Mr. Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as the Adviser's Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Browne and Spears have served on the Management Committee and Investment Committee since the Fund's inception in June 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008.


Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to "Other Information" on page 21.

________________________________________________________________________________
                                       5

________________________________________________________________________________

Tweedy, Browne Global Value Fund II - Currency Unhedged
_______________________________________________________

Summary
________________________________________________________________________________

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


________________________________________________________________________________________________________

Shareholder Fees (fees paid directly from your investment)
________________________________________________________________________________________________________

Redemption fee on Shares held less than 60 days (as a percentage of amount redeemed)      2.00%
________________________________________________________________________________________________________

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
________________________________________________________________________________________________________

Management fees......................................................................     1.25% (1)
Distribution (12b-1) fees............................................................      None
Other expenses.......................................................................     1.31% (2)
Acquired fund fees and expenses......................................................     0.01% (2)
________________________________________________________________________________________________________

Total Annual Fund Operating Expenses.................................................     2.57%
________________________________________________________________________________________________________

Fee waiver and/or expense reimbursement..............................................    (1.19)% (1)
________________________________________________________________________________________________________

Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement................................................................     1.38% (1)
________________________________________________________________________________________________________



(1) The Adviser is contractually obligated to waive management fees and/or to reimburse ordinary operating expenses to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses), at an annual rate of 1.37%. This arrangement is in effect through December 31, 2011, and may be terminated only by a vote of the Board of Directors of Tweedy, Browne Fund Inc. (the "Company"). During the two-year period following any waiver or reimbursement the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that after giving effect to such repayment, the Fund's Total Annual Fund Operating Expenses, not including acquired fund fees and expenses, would not exceed 1.37% on an annualized basis.


(2) Other expenses and Acquired fund fees and expenses are estimated for the current fiscal year.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year...................................................     $140
Three Years................................................      686

________________________________________________________________________________
                                       6

Tweedy, Browne Global Value Fund II - Currency Unhedged
________________________________________________________________________________

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the Fund's inception on October 26, 2009 through the fiscal year ended March 31, 2010, the Fund's portfolio turnover rate was 0%.

Principal Investment Strategies


The Fund invests primarily in foreign equity securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.


The Fund's investment style derives from the work of the late Benjamin Graham. Most investments in the Fund's portfolio at the time of initial purchase have one or more of the following investment characteristics:

    > low stock price in relation to book value
    > low price-to-earnings ratio
    > low price-to-cash-flow ratio
    > above-average dividend yield
    > low price-to-sales ratio as compared to other companies in the same industry
    > low corporate leverage
    > low share price
    > purchases of a company's own stock by the company's officers and directors > company share repurchases
    > a stock price that has declined significantly from its previous high price and/or small market capitalization.


The Adviser will generally not hedge the Fund's perceived foreign currency exposure back into the U.S. dollar. However, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund's currency exposure to a particular emerging market.

The Fund invests primarily in undervalued equity securities of foreign issuers, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Fund are focused for the most part in developed countries with some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. The Fund does not seek to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Adviser

________________________________________________________________________________
                                       7

Tweedy, Browne Global Value Fund II - Currency Unhedged
________________________________________________________________________________

reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund's currency exposure to a particular emerging market. The Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of primarily developed countries, and their associated non-U.S. currencies. The Fund is not appropriate for investors primarily seeking income.

Principal Risks


The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.


You could lose money on your investment in the Fund or the Fund could underperform other investments.

Smaller Companies. The Fund invests to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

Foreign Securities. The Fund may invest in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     > changes in currency exchange rates, which can lower performance in U.S.
       dollar terms
     > exchange rate controls (which may include an inability to transfer currency from a given country)
     > costs incurred in conversions between currencies
     > non-negotiable brokerage commissions
     > less publicly available information
     > not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting > greater market volatility
     > less trading volume
     > delayed settlements
     > difficulty in enforcing obligations in foreign countries
     > less securities regulation
________________________________________________________________________________
                                       8

Tweedy, Browne Global Value Fund II - Currency Unhedged
________________________________________________________________________________

     > unrecoverable withholding and transfer taxes
     > war
     > seizure
     > political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

The Adviser has chosen generally not to hedge the Fund's perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be "currency unhedged."

Fund Performance

The Fund commenced operations on October 26, 2009. Because the Fund does not yet have performance information for a full calendar year, information on the Fund's performance is not included in this section.

Management


Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser's Management Committee, which consists of all of the firm's Managing Directors, Mr. William Browne, Mr. Thomas Shrager, Mr. John Spears, and Mr. Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as the Adviser's Investment Committee and have been jointly and primarily responsible for the day-to-day management of the Fund's portfolio since its inception in October 2009.


Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to "Other Information" on page 21.

________________________________________________________________________________
                                       9

Tweedy, Browne Value Fund
_________________________

Summary
________________________________________________________________________________

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


________________________________________________________________________________________________________

Shareholder Fees (fees paid directly from your investment)                                 None
________________________________________________________________________________________________________

________________________________________________________________________________________________________

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
________________________________________________________________________________________________________

Management fees......................................................................     1.25%
Distribution (12b-1) fees............................................................      None
Other expenses.......................................................................     0.17%
Acquired fund fees and expenses......................................................     0.01%
________________________________________________________________________________________________________

Total Annual Fund Operating Expenses.................................................     1.43%
________________________________________________________________________________________________________


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year...................................................     $146
Three Years................................................      452
Five Years.................................................      782
Ten Years..................................................    1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11%.

________________________________________________________________________________
                                       10

Tweedy, Browne Value Fund
________________________________________________________________________________


Principal Investment Strategies


The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.


The Fund's investment style derives from the work of the late Benjamin Graham. Most investments in the Fund's portfolio at the time of initial purchase have one or more of the following investment characteristics:

     > low stock price in relation to book value
     > low price-to-earnings ratio
     > low price-to-cash-flow ratio
     > above-average dividend yield
     > low price-to-sales ratio as compared to other companies in the same industry
     > low corporate leverage
     > low share price
     > purchases of a company's own stock by the company's officers and directors
     > company share repurchases
     > a stock price that has declined significantly from its previous high price and/or small market capitalization.


The Fund invests primarily in undervalued U.S. and foreign equity securities. For the time being, and subject to change by management at any time, the Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgment of the Adviser, attributable to operations within the U.S. The Fund is diversified by issuer and industry, and where practicable, seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which its securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries with some exposure to emerging markets. The Fund is not appropriate for investors primarily seeking income.


Principal Risks


The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.


________________________________________________________________________________
                                       11

Tweedy, Browne Value Fund
________________________________________________________________________________


You could lose money on your investment in the Fund or the Fund could underperform other investments.

Smaller Companies. The Fund invests to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

Foreign Securities. The Fund may invest in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     > changes in currency exchange rates, which can lower performance in U.S.
       dollar terms
     > exchange rate controls (which may include an inability to transfer currency from a given country)
     > costs incurred in conversions between currencies
     > non-negotiable brokerage commissions
     > less publicly available information
     > not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting > greater market volatility
     > less trading volume
     > delayed settlements
     > difficulty in enforcing obligations in foreign countries
     > less securities regulation
     > unrecoverable withholding and transfer taxes
     > war
     > seizure
     > political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

The Fund's practice of hedging currency risk in foreign securities tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated. Conversely, the Fund's practice of hedging currency risk in foreign securities tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the portfolio's investments are denominated.

________________________________________________________________________________
                                       12

Tweedy, Browne Value Fund
________________________________________________________________________________


Fund Performance


The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. For the period from the Fund's inception through 2006, the Adviser chose the S&P 500 Stock Index as the relevant market benchmark for the Fund. Starting in 2007, the Fund's investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% in U.S. securities, the Adviser has chosen the MSCI World Index (Hedged to U.S. $) as the most relevant benchmark for the Fund. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 1-800-432-4789 (press 2). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Value Fund
Calendar Year Total Returns (1)

                               [VALUE FUND GRAPH]

______________________________________________________________________________________________________________________________

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
______________________________________________________________________________________________________________________________

(0.56)   36.21   22.45   38.87    9.59   2.00    14.45  (0.09)  (14.91)  23.24   9.43    2.30    11.63   0.60   (24.37)  27.60
______________________________________________________________________________________________________________________________



(1) The 2010 year-to-date return for the Value Fund through June 30, 2010 was (4.45)%.


________________________________________________________________________________

As of December 31, 2009
________________________________________________________________________________

Best Quarterly Return.........................     16.18% (2nd quarter 2009)
Worst Quarterly Return........................     (17.42)% (3rd quarter 2002)

________________________________________________________________________________
                                       13

Tweedy, Browne Value Fund
________________________________________________________________________________


Average Annual Total Return
for Periods Ended December 31, 2009


___________________________________________________________________________________________________________

                                                                                                    Since
                                                                                                  Inception
                                                        One Year     Five Years     Ten Years      12/8/93
___________________________________________________________________________________________________________

Value Fund

 Return before Taxes                                     27.60%         2.08%         3.82%         8.53%
 Return after Taxes on Distributions                     27.39          0.82          2.83          7.60
 Return after Taxes on Distributions and Sale of         18.23          1.71          3.12          7.39
 Fund Shares
MSCI World Index (Hedged to U.S. $)                      26.31          2.18         (0.91)         6.19
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index                                            26.46          0.42         (0.95)         7.59
(reflects no deduction for fees, expenses or taxes)
___________________________________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management


Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser's Management Committee, which consists of all of the firm's Managing Directors, Mr. William Browne, Mr. Thomas Shrager, Mr. John Spears, and Mr. Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as the Adviser's Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Browne and Spears have served on the Management Committee and the Investment Committee since the Fund's inception in December 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008.


Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to "Other Information" on page 21.

________________________________________________________________________________
                                       14

Tweedy, Browne Worldwide High Dividend Yield Value Fund
_______________________________________________________

Summary
________________________________________________________________________________


Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


____________________________________________________________________________________________________

Shareholder Fees (fees paid directly from your investment)
____________________________________________________________________________________________________

Redemption fee on Shares held less than 60 days (as a percentage of amount redeemed)      2.00%
____________________________________________________________________________________________________

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
____________________________________________________________________________________________________

Management fees.....................................................................      1.25% (1)
Distribution (12b-1) fees...........................................................       None
Other expenses......................................................................      0.21%
Acquired fund fees and expenses.....................................................      0.01%
____________________________________________________________________________________________________

Total Annual Fund Operating Expenses................................................      1.47%
____________________________________________________________________________________________________

Fee waiver and/or expense reimbursement.............................................     (0.09)% (1)
____________________________________________________________________________________________________

Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement...............................................................      1.38% (1)
____________________________________________________________________________________________________



(1) The Adviser is contractually obligated to waive management fees and/or to reimburse ordinary operating expenses to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses), at an annual rate of 1.37%. This arrangement is in effect through December 31, 2011, and may be terminated only by a vote of the Board of Directors of the Company. During the two-year period following any waiver or reimbursement the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that after giving effect to such repayment, the Fund's Total Annual Fund Operating Expenses, not including acquired fund fees and expenses, would not exceed 1.37% on an annualized basis.


________________________________________________________________________________
                                       15

Tweedy, Browne Worldwide High Dividend Yield Value Fund
________________________________________________________________________________


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year..............................................................      $140
Three Years...........................................................       456
Five Years............................................................       794
Ten Years.............................................................     1,750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18%.

Principal Investment Strategies


The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.


The Fund's investment style derives from the work of the late Benjamin Graham. Most investments in the Fund's portfolio at the time of initial purchase have one or more of the following investment characteristics:

     > low stock price in relation to book value
     > low price-to-earnings ratio
     > low price-to-cash-flow ratio
     > above-average dividend yield
     > low price-to-sales ratio as compared to other companies in the same industry
     > low corporate leverage
     > low share price
     > purchases of a company's own stock by the company's officers and directors
     > company share repurchases
     > a stock price that has declined significantly from its previous high price and/or small market capitalization.

________________________________________________________________________________
                                       16

Tweedy, Browne Worldwide High Dividend Yield Value Fund
________________________________________________________________________________


The Adviser has chosen generally not to hedge the Fund's perceived foreign currency exposure back into the U.S. dollar. A substantial portion of the Fund's holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.



The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Fund is diversified by issuer, industry, and country and under normal market conditions invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. It is designed for long-term investors who wish to focus their investment exposure on equity securities that have above-average dividend yields and that are economically linked to the U.S. and foreign stock markets of developed countries with some exposure to emerging markets. It is also intended for investors who prefer not to have their non-U.S. currency exposure generally hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking a high level of current income.


Principal Risks


The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.


You could lose money on your investment in the Fund or the Fund could underperform other investments.

Smaller Companies. While the Fund is focused on larger companies, it may invest to a lesser extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

________________________________________________________________________________
                                       17

Tweedy, Browne Worldwide High Dividend Yield Value Fund
________________________________________________________________________________


Foreign Securities. The Fund may invest in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     > changes in currency exchange rates, which can lower performance in U.S.
       dollar terms
     > exchange rate controls (which may include an inability to transfer currency from a given country)
     > costs incurred in conversions between currencies
     > non-negotiable brokerage commissions
     > less publicly available information
     > not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting > greater market volatility
     > less trading volume
     > delayed settlements
     > difficulty in enforcing obligations in foreign countries
     > less securities regulation
     > unrecoverable withholding and transfer taxes
     > war
     > seizure
     > political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.


The Adviser has chosen generally not to hedge the Fund's perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be "currency unhedged."

________________________________________________________________________________
                                       18

Tweedy, Browne Worldwide High Dividend Yield Value Fund
________________________________________________________________________________


Fund Performance


The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to a relevant market benchmark. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 1-800-432-4789 (press 2). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Worldwide High Dividend Yield Value Fund
Calendar Year Total Returns (1)


                [WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND GRAPH]

                           __________________________

                              2008            2009
                           __________________________

                             (29.35)          28.18
                           __________________________


(1) The 2010 year-to-date return for the Worldwide High Dividend Yield Value Fund through June 30, 2010 was (8.67)%.

________________________________________________________________________________

As of December 31, 2009
________________________________________________________________________________

Best Quarterly Return.........................     17.49% (2nd quarter 2009)
Worst Quarterly Return........................     (14.13)% (4th quarter 2008)

________________________________________________________________________________
                                       19

Tweedy, Browne Worldwide High Dividend Yield Value Fund
________________________________________________________________________________


Average Annual Total Return
for Periods Ended December 31, 2009


________________________________________________________________________________

                                                                       Since
                                                                     Inception
                                                        One Year      9/5/07
________________________________________________________________________________

Worldwide High Dividend Yield Value Fund

 Return before Taxes                                     28.18%       (4.05)%
 Return after Taxes on Distributions                     27.28        (4.74)
 Return after Taxes on Distributions and Sale of         18.47        (3.77)
 Fund Shares
MSCI World Index (in U.S. $)                             29.99        (9.64)
(reflects no deduction for fees, expenses or taxes)
________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. For the period since inception, the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than "Return before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

Management


Tweedy, Browne Company LLC serves as investment adviser to the Fund. Tweedy, Browne's Management Committee, which consists of all of the firm's Managing Directors, Mr. William Browne, Mr. Thomas Shrager, Mr. John Spears, and Mr. Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as the Adviser's Investment Committee and have been jointly and primarily responsible for the day-to-day management of the Fund's portfolio since its inception in September 2007.


Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to "Other Information" on page 21.

________________________________________________________________________________
                                       20

Other Information

Purchase and Sale of Fund Shares


You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund's net asset value determined after receipt of your request in good order.


The minimum initial investment required to open an IRA or other retirement account is $500. All other, non-retirement accounts require a minimum initial investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200.

You may purchase shares or redeem shares in one of the following ways:


     > By Mail or Overnight Delivery

       Mail                                   Overnight Delivery
       ____                                   __________________

       Tweedy, Browne Fund Inc.               Tweedy, Browne Fund Inc.
       P.O. Box 9805                          101 Sabin Street
       Providence, RI 02940-8005              Pawtucket, RI 02860-1427


     > By Telephone at 1-800-432-4789, Press 2
     > By Bank Wire (to purchase shares only)
     > By Automated Clearing House (to purchase additional shares only)

Tax Information

The Funds' distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account without debt financing.

Financial Intermediary Compensation


If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

________________________________________________________________________________
                                       21

Prior Performance of Composite of Unhedged Managed Accounts
Comparable to the Global Value Fund II - Currency Unhedged


Set forth below is certain performance data provided by Tweedy, Browne relating to the average annual investment results of its Composite of Comparable Unhedged Managed Accounts and a comparison of that data to the performance of the MSCI EAFE Index (in U.S. $). The Adviser has chosen the MSCI EAFE Index (in U.S. $), which is unhedged, as the most relevant benchmark for the Global Value Fund II - Currency Unhedged and its Composite of Comparable Unhedged Managed Accounts. The composite consists of the annual and average annual results for all fully discretionary, separately managed, unhedged international portfolios that are U.S. dollar denominated, have assets of at least $1 million at month-end and have been under the management of the Adviser for at least one quarter prior to measurement. Although actual portfolio composition of these accounts varies over time depending upon their respective levels of cash, investment guidelines and restrictions and the timing of initial and subsequent investments and withdrawals, these advisory accounts have had substantially similar investment objectives as the Global Value Fund II - Currency Unhedged and have been managed using substantially similar investment policies, strategies and techniques as those employed by the Global Value Fund II - Currency Unhedged. (See "Fund Summaries - Global Value Fund II - Currency Unhedged.") Because of the similarities in investment objectives, policies, strategies and techniques, Tweedy, Browne believes that the results of the Composite of Comparable Unhedged Managed Accounts are sufficiently comparable to the Global Value Fund II - Currency Unhedged to make the performance data set out below relevant to investors in the Fund and not misleading. In order to calculate the performance of the Global Value Fund on an unhedged basis, certain accounting restrictions relating to the removal of the forward contracts have led the Adviser to believe that this calculation would be inaccurate and could be misleading to investors. The Adviser believes that the results of the separately managed unhedged international accounts are a better representation of the Adviser's long term experience for accounts of this type.

The results presented are not intended to predict or suggest the returns that will be experienced by the Global Value Fund II - Currency Unhedged or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnote to the chart below may result in different performance figures. The Adviser's Investment Committee, which has had responsibility for the management of the Composite of Comparable Unhedged Managed Accounts, also has responsibility for the management of the Global Value Fund II - Currency Unhedged.

________________________________________________________________________________
                                       22

Composite of Comparable Unhedged Managed Accounts (1)
Net of Actual Fees (2)

                           [NET OF ACTUAL FEES GRAPH]

______________________________________________________________________________________________________________

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
______________________________________________________________________________________________________________

 12.01   11.32   18.43   19.82   5.18   (8.91)  (2.45)   45.31   27.95   7.70    26.74   11.71  (38.94)  40.05
______________________________________________________________________________________________________________



The Adviser's unhedged international accounts may not have been subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 ("1940 Act") and the Internal Revenue Code of 1986 (the "Code") which, if applicable, could have affected the performance results of the Composite of Comparable Unhedged Managed Accounts. An investor should not rely on the following performance figures as an indication of future performance of either the unhedged international advisory accounts or the Global Value Fund II - Currency Unhedged.

________________________________________________________________________________

As of December 31, 2009
________________________________________________________________________________

Best Quarterly Return.........................     28.63% (2nd quarter 2009)
Worst Quarterly Return........................     (17.37)% (4th quarter 2008)

________________________________________________________________________________
                                       23

Composite of Comparable Unhedged Managed Accounts
Average Annual Total Returns (1)
for Periods Ended December 31, 2009


______________________________________________________________________________________________________________

                                                                                                      Since
                                              One         Three          Five           Ten         Inception
                                              Year         Years         Years          Years         7/1/95
______________________________________________________________________________________________________________

Composite of Comparable Unhedged
Managed Accounts (1)

 Return Net of Actual Fees before Taxes (2)   40.05%       (1.51)%       5.45%          8.52%        10.31%
MSCI EAFE Index (in U.S. $) (3)               31.78        (6.04)        3.54           1.17          4.91
______________________________________________________________________________________________________________



Composite of Comparable Unhedged Managed Accounts
Average Annual Total Returns (1)
for Periods Ended June 30, 2010


______________________________________________________________________________________________________________

                                                                                                      Since
                                              One          Three         Five           Ten         Inception
                                              Year         Years         Years          Years         7/1/95
______________________________________________________________________________________________________________

Composite of Comparable Unhedged
Managed Accounts (1)

 Return Net of Actual Fees before Taxes (2)   18.79%       (7.24)%       3.93%          7.45%         9.44%
MSCI EAFE Index (in U.S. $) (3)                5.92       (13.38)        0.88           0.16          3.75
______________________________________________________________________________________________________________


(1) The above schedule consists of the average annual investment results beginning July 1, 1995 for all fully discretionary, separately managed, primarily international portfolios unhedged to the U.S. dollar that are U.S. dollar denominated, have assets of at least $1 million at month-end and have been under the management of the Adviser for at least one quarter prior to measurement. As of March 31, 2010, there were five accounts with an aggregate of $99.1 million of assets managed by Tweedy, Browne with this strategy. During the period covered by the composite, the number of accounts managed by Tweedy, Browne with this strategy varied from twelve accounts to one account and the amount of assets managed varied from $110 million to $667.1 million. Composite results are time and asset-weighted, inclusive of dividends and net of foreign withholding taxes, and are calculated in the same manner as historical returns for the Global Value Fund, Global Value Fund II - Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund. Prior performance is not an indication of future performance.

     The international portfolios included herein are primarily comprised of securities of companies domiciled in developed markets outside the United States.


(2) The actual net of fee composite results are net of actual fees and expenses paid at the advisory level, and exclude third party fees and expenses, such as custody fees, that are not tracked by the Adviser. Had the above composite adopted an expense structure similar to the Global Value Fund II
     - Currency Unhedged, the composite's actual net of fee results would have been lower than those presented above. The composite's fee structure differs from that of the Fund and there may be times when the composite's overall fees are higher or lower than those of the Fund.


(3) MSCI EAFE Index (in U.S. $) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. Index results are inclusive of dividends and net of foreign withholding taxes.

________________________________________________________________________________
                                       24

Prior Performance of Composite of Global High Dividend Yield
Equity Managed Accounts Comparable to the Worldwide High
Dividend Yield Value Fund

Set forth below is certain performance data provided by Tweedy, Browne relating to the average annual investment results of its global high dividend yield equity composite and a comparison of that data to the performance of the MSCI World Index. The Adviser has chosen the MSCI World Index (in U.S. $), as the most relevant benchmark for the Worldwide High Dividend Yield Value Fund and its global high dividend yield equity composite. (The MSCI World Index (in U.S. $) reflects the return of this index for a U.S. dollar investor on an unhedged basis.) The composite consists of the annual and average annual results for all fully discretionary, separately managed, global high dividend yield equity portfolios that are U.S. dollar denominated, have assets of at least $250,000 at month-end and have been under management for at least one quarter prior to measurement. While Tweedy, Browne has been managing high dividend yield equity portfolios for over 28 years, it has only been since January 2003 that the portfolios reflected a worldwide or global mandate. Although actual portfolio composition of these accounts vary over time depending upon their respective levels of cash, specific client guidelines and the timing of initial and subsequent investments and redemptions, since 2003 these advisory accounts have had the same investment objective as the Worldwide High Dividend Yield Value Fund and have been managed using substantially similar investment policies, strategies and techniques as those utilized by the Worldwide High Dividend Yield Value Fund. (See "Fund Summaries-Worldwide High Dividend Yield Value Fund.") Because of the similarities in investment objectives, policies, strategies and techniques, Tweedy, Browne believes that the global high dividend yield equity advisory accounts are sufficiently comparable to the Worldwide High Dividend Yield Value Fund to make the performance data listed below relevant to investors in the Worldwide High Dividend Yield Value Fund and not misleading.

The results presented are not intended to predict or suggest the returns that will be experienced by the Worldwide High Dividend Yield Value Fund or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnote to the chart below may result in different performance figures. The Adviser's Investment Committee, which has had responsibility for the management of the high dividend yield equity advisory accounts also has responsibility for the management of the Worldwide High Dividend Yield Value Fund.

________________________________________________________________________________
                                       25

Composite of Comparable Global High Dividend Yield Equity Managed Accounts (1) Net of Actual Fees (2)

                           [NET OF ACTUAL FEES GRAPH]

            ________________________________________________________

              2003    2004    2005    2006    2007    2008    2009
            ________________________________________________________

              27.00   20.42   2.26    28.82   4.66   (31.34)  27.22
            ________________________________________________________


The Adviser's global high dividend yield equity accounts may not have been subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, could have affected the performance results of the Global High Dividend Yield Equity Composite. An investor should not rely on the following performance figures as an indication of future performance of either the global high dividend yield equity advisory accounts or the Worldwide High Dividend Yield Value Fund. Since its inception in September 2007, the performance of the Worldwide High Dividend Yield Value Fund has differed from the performance of the global high dividend yield equity advisory accounts. See performance information on pages 19 and 20.

________________________________________________________________________________

As of December 31, 2009
________________________________________________________________________________

Best Quarterly Return............................     17.48% (2nd quarter 2009)
Worst Quarterly Return...........................    (14.90)% (4th quarter 2008)

________________________________________________________________________________
                                       26

Composite of Comparable High Dividend Yield Equity Managed Accounts Average Annual Total Returns (1)
for Periods Ended December 31, 2009


__________________________________________________________________________________________________

                                                                                        Since
                                                                                       Inception
                                              One Year    Three Years    Five Years     1/1/03
__________________________________________________________________________________________________

Global High Dividend Yield Equity
Composite (1)

 Return Net of Actual Fees before Taxes (2)    27.22%      (2.94)%         3.79%         9.12%
MSCI World Index (3) (in U.S. $)               29.99       (5.63)          2.01          7.75
__________________________________________________________________________________________________


Composite of Comparable High Dividend Yield Equity Managed Accounts Average Annual Total Returns (1)
for Periods Ended June 30, 2010


__________________________________________________________________________________________________

                                                                                        Since
                                                                                       Inception
                                              One Year    Three Years    Five Years     1/1/03
__________________________________________________________________________________________________

Global High Dividend Yield Equity
Composite (1)

 Return Net of Actual Fees before Taxes (2)    11.44%      (7.86)%         1.90%         7.18%
MSCI World Index (3)(in U.S. $)                10.20      (11.46)          0.06          5.75
__________________________________________________________________________________________________


(1) Beginning January 1, 2003 the above schedule consists of the annual and average annual results for all fully discretionary, separately managed, global high dividend yield equity portfolios that are U.S. dollar denominated, have assets of at least $250,000 at month-end and have been under management by Tweedy, Browne for at least one quarter prior to measurement and the Worldwide High Dividend Yield Value Fund. Since January 2003, these composite accounts have had meaningful exposure to non-U.S. equities, and reflect a global mandate. From time to time, fixed income securities have comprised a modest allocation of portfolio assets. As of March 31, 2010, there were ten accounts in the composite with an aggregate of $242.9 million in assets managed by Tweedy, Browne with this strategy. The number of accounts in the composite managed by Tweedy, Browne with this strategy during the period January 1, 2003 through March 31, 2010 varied from two accounts to eleven accounts and the amount of assets managed varied from $8 million to $242.9 million. Composite results are time and asset-weighted, inclusive of dividends and net of foreign withholding taxes, and are calculated in the same manner as historical returns for the Global Value Fund, Global Value Fund II - Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund. Prior performance is not an indication of future performance.


(2) The actual net of fee composite results for the separately managed accounts in the composite are net of actual fees and expenses paid at the advisory level and exclude third party fees and expenses, such as custody fees, that are not tracked by the Adviser and for the Worldwide High Dividend Yield Value Fund are net of all fees and expenses. Had the above composite adopted an expense structure similar to the Worldwide High Dividend Yield Value Fund, the composite's actual net of fee results would have been lower than those presented above. The composite's fee structure differs from that of the Fund and there may be times when the composite's overall fees are higher or lower than those of the Fund.

________________________________________________________________________________
                                       27

(3) The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure global developed market equity performance in local currencies. The MSCI World Index (in U.S. $) reflects the return of this index for a U.S. dollar investor on an unhedged basis.

Additional Performance Information


Average annual total returns for periods ended June 30, 2010 are presented below for the Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Global Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2010


______________________________________________________________________________________________________________

                                                                                                     Since
                                              One          Three         Five            Ten       Inception
                                              Year         Years         Years          Years       6/15/93
______________________________________________________________________________________________________________

Global Value Fund

 Return before Taxes                          22.49%       (6.78)%       3.16%          5.19%        9.65%
 Return after Taxes on Distributions          22.64        (7.74)        2.46           4.34         8.53
 Return after Taxes on Distributions
 and Sale of Fund Shares                      15.44        (5.49)        2.92           4.37         8.25
MSCI EAFE Index (Hedged) (1)
 before Taxes                                 10.01       (12.55)        1.12          (1.33)        4.69
MSCI EAFE Index (in U.S. $) (1)
 before Taxes                                  5.92       (13.38)        0.88           0.16         4.25
______________________________________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.


(1) MSCI EAFE Index is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index (Hedged) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. MSCI EAFE Index (in U.S. $) reflects the return of this index for a U.S. dollar investor on an unhedged basis. Results for both indexes are inclusive of dividends and net of foreign withholding taxes. The index figures do not reflect any deduction for fees, expenses or taxes. Index information is available at month end only; therefore the closest month end to inception date of the Fund, May 31, 1993, has been used.

________________________________________________________________________________
                                       28

Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2010



____________________________________________________________________________________________________________________
                                                                                                            Since
                                                     One          Three         Five            Ten       Inception
                                                     Year         Years         Years          Years       12/8/93
____________________________________________________________________________________________________________________

Value Fund

 Return before Taxes                                 19.04%       (4.51)%       1.47%          3.53%        7.96%
 Return after Taxes on Distributions                 18.85        (5.68)        0.22           2.54         7.07
 Return after Taxes on Distributions and Sale of
 Fund Shares                                         12.67        (3.86)        1.23           2.89         6.91
MSCI World Index (Hedged to U.S. $) (1)
 before taxes                                        11.65       (11.08)        0.06          (1.66)        5.55
 S&P 500 Index (2) before Taxes                      14.43        (9.79)       (0.79)         (1.59)        6.91
____________________________________________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.


(1) The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted unhedged index that is designed to measure the equity market performance of developed markets. MSCI World Index (Hedged to U.S. $) consists of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The Adviser believes that the MSCI World Index is the most appropriate benchmark index for the one year and three year periods because since 2007 the Value Fund has invested as much as approximately 50% of its assets in non-U.S. stocks. Prior to 2007, the Value Fund was restricted to investing no more than 20% of its assets in non-U.S. stocks and the Adviser believes that the most appropriate benchmark index for those periods was the S&P 500 Index.

(2) The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange ("NYSE"), NYSE Amex and over-the-counter market and includes the reinvestment of dividends. The index figures do not reflect any deduction for fees, expenses or taxes.

________________________________________________________________________________
                                       29

Worldwide High Dividend Yield Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2010



__________________________________________________________________________________________

                                                                                Since
                                                                              Inception
                                                                 One Year       9/5/07
__________________________________________________________________________________________

Worldwide High Dividend Yield Value Fund

 Return before Taxes                                             12.07%       (6.41)%
 Return after Taxes on Distributions                             11.38        (7.12)
 Return after Taxes on Distributions and Sale of Fund Shares      8.08        (5.73)
MSCI World Index (in U.S. $) (1) before Taxes                    10.20       (11.33)
__________________________________________________________________________________________


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. For the period since inception, the "Return after Taxes on Distributions and Sale of Fund Shares" is greater than "Return before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

(1) The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted unhedged index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S. $) reflects the return of this index for a U.S. dollar investor on an unhedged basis.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' statement of additional information ("SAI") and on the Funds' website at www.tweedy.com.

Additional Information Regarding Investment Strategies

Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or appraised value of earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, the Adviser balances its emphasis on value investing with an interest in seeking above-average dividend yields.

________________________________________________________________________________
                                       30

Currency Hedging. The share price of each Fund will tend to reflect the movements of the different securities markets in which it is invested and to the degree not hedged, the foreign currencies in which investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. Numerous professional and academic empirical studies and the Adviser's own experience, have concluded that over long measurement periods, foreign currency exposure can be hedged back into the U.S. dollar at a cost which, in the Adviser's opinion, is not likely to be significant in terms of foregone return including transaction expenses. Professional and academic empirical studies, which compared the investment results of currency-hedged versus currency-unhedged stock indexes over very long measurement periods, have shown similar investment returns for both hedged and unhedged indexes. As a result, the Global Value Fund and the Value Fund may use a variety of currency hedging techniques, including forward currency contracts, to manage their effective currency exchange rate risk, allowing investors the opportunity to capture the "local" return in non-U.S. stocks plus or minus any returns resulting from any interest differential between U.S. interest rates and the interest rates in the country whose currency is being hedged. The Adviser believes the use of these instruments will benefit the Global Value Fund and the Value Fund and intends to use them for these two Funds to seek to moderate the risks and rewards of currency exchange rate fluctuations.

For example, while a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In more than 35 years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only three times, in 1974, 2002 and 2008. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last 30 years, there was a four-to-five year period, during 1979 to 1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. More recently, the U.S. dollar value of the euro declined by 29.3% from January 1, 1999 through October 25, 2000 increased by 93.3% from October 25, 2000 through April 22, 2008 and declined again by 23.4% from April 22, 2008 through May 25, 2010. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Funds' investment performance, although both the Global Value Fund and the Value Fund intend to minimize currency risk through hedging activities.

While hedging against currency exchange rate movements reduces the risk of loss from exchange rate changes, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated, and, in some interest rate environments, hedging may impose out-of-pocket costs on the Funds. For example, when U.S. interest rates are lower than the interest rates of the country whose currency is being hedged back into the U.S. dollar, there will be a known cost to currency hedging equivalent to the difference between the two rates. Conversely, when U.S. interest rates are higher than the interest rates of the country whose currency is being hedged back into the U.S. dollar, there will be a known benefit to currency hedging equivalent to the difference

________________________________________________________________________________
                                       31
between the two rates. According to professional and academic empirical studies, known hedging costs or benefits due to interest rate differentials have generally, over very long measurement periods, averaged out to approximately the amount by which the same foreign currency's U.S. dollar value has declined or increased.

Investors interested in funds that include non-U.S. currency exposure can invest in the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund where the Adviser has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar. The Global Value Fund II - Currency Unhedged was created specifically to offer investors interested in the Global Value Fund a way to invest in a substantially similar portfolio of securities without the forward hedging contracts. The Worldwide High Dividend Yield Value Fund is also managed on an unhedged basis in part to provide investors interested in Tweedy, Browne's approach with another vehicle that has non-U.S. currency exposure, and also because a substantial portion of this Fund's holdings are in U.S. domiciled companies, and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.


Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund and the Global Value Fund II - Currency Unhedged will focus primarily on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the Value Fund will focus on those stocks in the U.S. and foreign markets that Tweedy, Browne believes will provide greater value. Investments in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above-average dividend yields and, in the opinion of Tweedy, Browne, are reasonably valued. With respect to the Global Value Fund, the Global Value Fund II - Currency Unhedged and the Value Fund, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of these Funds may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Because smaller capitalization companies usually do not pay above-average dividends it is likely that the average capitalization of stocks in the Worldwide High Dividend Yield Value Fund will be significantly greater than in the other Funds. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.


Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities and consistent with its diversification parameters. Stocks include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities, although for each Fund interest income is an incidental consideration. Although the Global Value Fund and Global Value Fund II - Currency Unhedged will invest primarily in foreign securities, for temporary defensive

________________________________________________________________________________
                                       32
purposes, the Funds may invest solely in U.S. or solely in foreign securities. During such a period the Funds may not achieve their investment objectives.

Each Fund may invest in shares of other investment companies subject to the limitations of the 1940 Act, and the rules and regulations thereunder. In order to earn a reasonable yield on the Funds' uninvested cash in the current environment of extremely low yields on U.S. Treasury securities in a manner consistent with safety of principal, the Funds currently intend to invest in money market mutual funds that invest substantially entirely in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as an alternative to, or in conjunction with, other short-term investments and may invest more than 5% of a Fund's assets in such money market funds. When a Fund invests in shares of a money market fund or other mutual fund, the Fund's shareholders indirectly bear the fees and expenses of such other fund in addition to the Fund's own fees and expenses.

Management of the Funds


The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has managed assets since 1968 and as of June 30, 2010 managed approximately $10.1 billion in client funds, including the Funds. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets as it has applied to U.S. securities for more than 35 years.


The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.


A discussion regarding the Board of Directors' basis for approving the continuation of the Investment Advisory Agreements for the Global Value Fund, the Value Fund and the Worldwide High Dividend Yield Value Fund is available in the Funds' semi-annual report to shareholders dated September 30, 2009 and a similar discussion regarding the initial approval of the Investment Advisory Agreement for the Global Value Fund II - Currency Unhedged is available in the annual shareholder report dated March 31, 2010.

As of June 30, 2010, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $590 million in portfolios combined with or similar to client portfolios, including approximately $82.6 million in the Global Value Fund, $2.3 million in the Global Value Fund II - Currency Unhedged, $44.8 million in the Value Fund and $3.2 million in the Worldwide High Dividend Yield Value Fund.

________________________________________________________________________________
                                       33

Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For its investment advisory services, Tweedy, Browne is entitled to receive investment advisory fees from each Fund at an annual rate of 1.25% of average daily net assets. For the fiscal year ended March 31, 2010, Tweedy, Browne received investment advisory fees from each Fund, as set forth below:

_________________________________________________________________________________________

                                                                           Investment
                                                                          Advisory Fee
                                                  Investment             Paid for Fiscal
                                                 Advisory Fee          Year Ended 3/31/10
                                              (as a percentage of     (as a percentage of
                                                  net assets)             net assets)
_________________________________________________________________________________________

Global Value Fund                                    1.25%                   1.25%
Global Value Fund II - Currency Unhedged*            1.25%                   0.06%**
Value Fund                                           1.25%                   1.25%
Worldwide High Dividend Yield Value Fund             1.25%                   1.16%**
_________________________________________________________________________________________

* The Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.


** The Adviser is contractually obligated to waive management fees and/or to reimburse ordinary operating expenses to the extent necessary to maintain the Fund's Total Annual Operating Expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses), at an annual rate of 1.37%. This arrangement is in effect through December 31, 2011 and may be terminated only by a vote of the Board of Directors of the Company. During the two-year period following any waiver or reimbursement the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that after giving effect to such repayment the Fund's Total Annual Fund Operating Expenses, not including acquired fund fees and expenses, would not exceed 1.37% on an annualized basis.


Tweedy, Browne's Management Committee, which consists of all of the firm's Managing Directors, William Browne, Thomas Shrager, John Spears and Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as the Adviser's Investment Committee and make investment management decisions on behalf of the Funds generally by consensus. Tweedy, Browne's four Managing Directors have been working with each other for over 19 years.

Additional information about the foregoing individuals' compensation, other accounts that they manage and their ownership of securities in the Funds is available in the SAI.

The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:

William H. Browne has been with the Adviser since 1978 and a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and is the Chairman of the Board of Directors of Tweedy, Browne Fund Inc. Additionally, he is a Trustee Emeritus of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Management Committee and Investment Committee. He is also an officer and member of the
________________________________________________________________________________
                                       34

Board of Directors of Tweedy, Browne Fund Inc. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a M.A. in International Affairs from Columbia University.

John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and is an officer of Tweedy, Browne Fund Inc. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania - The Wharton School.

Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Management Committee and Investment Committee. He is also an officer of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers and that perform various services to the Funds or their shareholders such as transaction processing, subaccounting services or similar shareholder services. Subject to approval by the Funds' Board of Directors, each of the Funds pays all or a portion of the charges of these kinds of programs to the extent such programs save the Funds expenses they would otherwise incur in maintaining additional shareholder accounts if those who invest in the Funds through these programs instead invested directly in the Funds. As a result of participating in these programs, the Funds are available to a broader spectrum of investors. However, the Funds are unaware of any special distribution efforts made by these programs on behalf of the Funds. Tweedy, Browne negotiates the level of payments to any program provider. Currently, such payments, expressed as a percentage of the average daily net assets of the Funds attributable to the particular firm, generally range from 0.00% to 0.35% per year depending on the nature and level of services and other factors, of which 0.00% to 0.10% is currently paid by the Funds but may be higher in certain programs depending on variations and average account size.

Pricing of Fund Shares


Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request. Redemptions of the Global Value Fund, the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund made within 60 days of purchase are subject to a redemption fee of 2%. The Funds value their investments primarily based on readily available market quotations except that investments that are not readily marketable or whose closing price does not accurately reflect their current fair value are valued under procedures adopted by the Board of Directors. The Funds review on a daily basis whether the most recently available closing prices may not reflect current fair value due to unusual developments after the close of the markets in which such assets trade and reserve the right to fair value any of these assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing, for investments that do not have readily available market quotations or whose closing price

________________________________________________________________________________
                                       35
does not accurately reflect current fair value, involves judgments that are inherently subjective and inexact, it is possible that the fair value determined for such an asset will be materially different from the value that actually could be or is realized upon sale of the asset. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator, BNY Mellon Investment
Servicing (US) Inc., determines net asset value per share as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds' assets may change on days when you are unable to purchase or redeem shares. Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.


Transaction Information

Dislike forms and instruction manuals? Call 1-800-432-4789 and Press 2; we will help you complete the forms and make it easier to invest in the Funds.

Purchases

You can purchase shares of the Funds without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services between 9:00 a.m. and 5:00 p.m. Eastern time, Monday through Friday at 1-800-432-4789, Press 2. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Each Fund reserves the right to reject any purchase order.

Opening an Account

Minimum Investment: $2,500; IRAs and other retirement accounts, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

By Mail. Send your completed, signed account application and check to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427.

By Wire. First, call shareholder services at 1-800-432-4789, Press 2 to obtain information you will need to establish an account and to submit a completed, signed account application. Then contact your bank to arrange a wire transfer to the Funds' transfer agent. Your bank will need to know:

     > the name and account number from which you will wire money
     > the amount you wish to wire
     > the name(s) of the account holder(s) exactly as appearing on your account application

________________________________________________________________________________

Wire Instructions:

PNC Bank          ABA #031000053          Account #8611757797

Account of Tweedy, Browne [Global Value Fund] or [Global Value Fund II - Currency Unhedged] or [Value Fund] or [Worldwide High Dividend Yield Value Fund]

For further credit to [name(s) of the account holder(s) and account number given to you by shareholder services]
________________________________________________________________________________

________________________________________________________________________________
                                       36

Contact:

   Shareholder Services               800-432-4789 and Press 2
   Daily NAV Prices                   800-432-4789 and Press 2
   For Special Assistance             800-432-4789 and Press 2
    in Opening a New Account
   Fund Information Kit               800-432-4789 and Press 1
   Website                            www.tweedy.com

Purchasing Additional Shares Minimum Investment: $200

Make checks payable to the Fund you are purchasing.

By Mail. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427.

By Wire. Follow the wire procedures listed above under "Opening an Account - By Wire."

By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to purchase at the share price on that day. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

By Automated Clearing House ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies - ACH" on page 39.

Minimum Investment

As mentioned above, the minimum investment required to open an IRA or other retirement account is $500. All other, non-retirement accounts require a minimum investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200. Under certain circumstances and with the prior written consent of the Adviser, minimum investment requirements may be waived for certain sponsored wrap programs, defined contribution plans and other similar asset accumulation programs.

Redemptions and Exchanges

You can redeem or exchange shares of any Fund without fees or sales charges. However, for the Global Value Fund, the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund, there is a redemption fee of 2% of your redemption proceeds for redemptions or exchanges made within 60 days of purchase. You can exchange shares from one Fund to another Fund after five days, subject to any applicable redemption fee. Each Fund reserves the right to reject any exchange order.

________________________________________________________________________________
                                       37

By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies - by Telephone" on page 39. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" on page 39.

By Mail. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427. Your instructions must be signed exactly as the account is registered and must include:

    > your name
    > the Fund and account number from which you are redeeming or exchanging > the number of shares or dollar value to be redeemed or exchanged
    > the Fund into which you are exchanging your shares.

If you wish to redeem or exchange $100,000 or more, or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 1-800-432-4789, Press 2 if you have any questions about the procedure. A notary public cannot provide a signature guarantee.

Redemptions-in-Kind. If market conditions exist that make cash payments undesirable, any Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Fund's net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.

Involuntary Redemptions. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum as a result of redemptions or exchanges. The Funds will give you 30 days' notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account. This policy does not apply to accounts that fall below the minimum solely as a result of market fluctuations.

________________________________________________________________________________
                                       38

Transaction Policies

By Check. If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

By ACH. You can designate a bank account to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427. Money sent via ACH takes two business days to clear.

By Telephone. The Funds and their transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427.

Excessive Short-Term Trading. The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. The Funds monitor purchase and redemption activity to assist in minimizing excessive short-term trading and may reject any purchase order. The Funds reserve the right to close any account suspected of short-term trading.

The Directors of the Funds have approved the Funds' policies summarized below.


Redemption Fee. The Value Fund has not experienced significant short-term trading problems and accordingly the Board of Directors has determined not to implement a redemption fee program. However, the Global Value Fund from time to time did experience significant short-term trading and, as an additional means of discouraging short-term trading in its shares, the Board of Directors has determined to assess a 2% fee on redemptions (including exchanges) of shares held for less than 60 days. The Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund also invest to a substantial extent in non-U.S. securities. Accordingly, the Directors have adopted the same 2% redemption fee for shares of these Funds.

________________________________________________________________________________
                                       39

This redemption fee is assessed and retained by these Funds for the benefit of their remaining shareholders. The fee is not a sales charge and does not benefit Tweedy, Browne. With the exception of the Value Fund, the fee is applied to the shares being redeemed or exchanged in the order in which they were purchased, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested in additional shares. Each of these Funds reserves the right to modify or terminate the redemption fee at any time.


The Global Value Fund, the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund seek to apply the redemption fee uniformly but recognize that application would be unfair in certain circumstances. Thus, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions which have a program of charging such fees to their account holders and remitting the proceeds to the applicable Fund or which the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency of allocation changes with which participants can reduce their interests in a Fund. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser. Requests for waivers of the redemption fee are handled on a uniform basis and any waivers are reported periodically to the Directors.

In addition to the redemption fee, each of the Global Value Fund, the Global Value Fund II - Currency Unhedged and the Worldwide High Dividend Yield Value Fund has established a systematic review procedure designed to detect patterns of short-term trading that might occur despite the imposition of the redemption fee. While the Value Fund does not impose a redemption fee, such a systematic review is also conducted for the Value Fund. If such trading is detected, shareholders involved may be prohibited from additional purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each of these Funds believes that the redemption fee and such procedures have been effective in preventing such incidents of short-term trading, there is a risk that they may not fully detect or prevent all instances of short-term trading.


Suspicious Activity. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Customer Identification Program. Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law

________________________________________________________________________________
                                       40
or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


Mailings to Shareholders. Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts except to the extent an investor has not authorized such communications. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds transfer agent, BNY Mellon Investment Servicing (US) Inc. at 1-800-432-4789, Press 2, or, send mail to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI, 02940.


Distributions and Taxes


The Global Value Fund, the Global Value Fund II - Currency Unhedged and the Value Fund declare and pay dividends and distributions at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions at least annually. Dividends and distributions are reinvested in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

Global Value Fund, Global Value Fund II - Currency Unhedged and Value Fund
________________________________________________________________________________________

Type of Distribution                          Frequency       Federal Tax Status
________________________________________________________________________________________

Dividends from net investment income          annual          taxable as ordinary or
                                                              dividend income

Distributions of short-term capital gains     annual          taxable as ordinary income

Distributions of long-term capital gains      annual          taxable as capital gains
________________________________________________________________________________________


Worldwide High Dividend Yield Value Fund
________________________________________________________________________________________

Type of Distribution                          Frequency       Federal Tax Status
________________________________________________________________________________________

Dividends from net investment income          semi-annual     taxable as ordinary or
                                                              dividend income

Distributions of short-term capital gains     annual          taxable as ordinary income

Distributions of long-term capital gains      annual          taxable as capital gains
________________________________________________________________________________________

________________________________________________________________________________
                                       41

Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds (unless there is debt financing). You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state and local income or other taxes.

________________________________________________________________________________

Financial Highlights


These Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years, or if shorter, a Fund's period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report thereon, along with the Funds' financial statements, appears in the Funds' annual report, which is available upon request.


Tweedy, Browne Global Value Fund
(For a Fund share outstanding throughout each year)

__________________________________________________________________________________________________________________

                                  Year              Year              Year              Year              Year
                                  Ended             Ended             Ended             Ended             Ended
                                 3/31/10           3/31/09           3/31/08           3/31/07           3/31/06
__________________________________________________________________________________________________________________

Net asset value,
 beginning of year.........    $    14.15        $    27.21        $    32.31        $    28.56        $    24.08
                               __________        __________        __________        __________        __________

Income from investment
 operations:
 Net investment income....           0.33              0.66 (a)(b)       0.50              0.47              0.34
 Net realized and
  unrealized gain (loss)
  on investments..........           7.98            (10.90)            (2.24)             4.06              4.51
                               __________        __________        __________        __________        __________

  Total from investment
    operations............           8.31            (10.24)            (1.74)             4.53              4.85
                               __________        __________        __________        __________        __________

Distributions:
 Dividends from net
  investment income.......          (0.33)            (0.75)            (0.48)            (0.43)            (0.37)
 Distributions from net
  realized gains..........              -             (2.07)            (2.88)            (0.35)                -
                               __________        __________        __________        __________        __________

  Total distributions.....          (0.33)            (2.82)            (3.36)            (0.78)            (0.37)
                               __________        __________        __________        __________        __________

Redemption fees (c).......           0.00              0.00              0.00              0.00              0.00
                               __________        __________        __________        __________        __________

Net asset value,
 end of year..............     $    22.13        $    14.15        $    27.21        $    32.31        $    28.56
                               ==========        ==========        ==========        ==========        ==========

Total return (d)..........          58.85%           (38.57)%           (6.35)%           16.01%            20.24%
                               ==========        ==========        ==========        ==========        ==========

Ratios/Supplemental Data:
Net assets, end of year
 (in 000s)................     $4,305,821        $3,094,360        $6,663,870        $8,323,689        $8,060,962
Ratio of operating
 expenses to average
 net assets...............           1.40%             1.40%             1.37%             1.37%             1.38%
Ratio of net investment
 income to average
 net assets...............           1.62%             3.05%(b)          1.45%             1.53%             1.33%
Portfolio turnover rate...              7%               16%                9%               13%                6%


(a) Net investment income per share was calculated using the average shares method.


(b) For the year ended 3/31/09, net investment income per share reflects a special dividend which amounted to
    $0.14 per share. Excluding the special  dividend, the ratio of net investment income to average net assets would have been 2.42%.


(c) Amount represents less than $0.01 per share.

(d) Total return represents aggregate total return for the periods indicated.

________________________________________________________________________________
                                       43

Financial Highlights

Tweedy, Browne Global Value Fund II - Currency Unhedged
(For a Fund share outstanding throughout the period)


________________________________________________________________________________

                                                                      Period
                                                                      Ended
                                                                    3/31/10 (a)
________________________________________________________________________________

Net asset value, beginning of period..........................     $ 10.00
                                                                   _______

Income from investment operations:
 Net investment income (b)....................................        0.00
 Net realized and unrealized gain (loss) on investments.......        0.27
                                                                   _______

  Total from investment operations............................        0.27
                                                                   _______

Distributions:
 Dividends from net investment income (b).....................        0.00
 Distributions from net realized gains........................           -
                                                                   _______

  Total distributions (b).....................................        0.00
                                                                   _______

 Redemption fees (b)..........................................        0.00
                                                                   _______

Net asset value, end of period................................     $ 10.27
                                                                   =======

Total return (c)..............................................        2.74%
                                                                   =======

Ratios/Supplemental Data:
Net assets, end of period (in 000s)...........................     $34,575
Ratio of operating expenses to average net assets.............        1.37% (d)
Ratio of operating expenses to average net assets excluding
 waivers and/or reimbursement of expenses.....................        2.56% (d)
Ratio of net investment income to average net assets..........        0.04% (d)
Portfolio turnover rate.......................................        0.00%


(a) The Tweedy, Browne Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

(b) Amount represents less than $0.01 per share.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

________________________________________________________________________________
                                       44

Financial Highlights

Tweedy, Browne Value Fund
(For a Fund share outstanding throughout each year)

____________________________________________________________________________________________________________________

                                          Year            Year            Year            Year            Year
                                          Ended           Ended           Ended           Ended           Ended
                                         3/31/10         3/31/09         3/31/08         3/31/07         3/31/06
____________________________________________________________________________________________________________________

Net asset value,
 beginning of year.................     $  12.73        $  20.90        $  24.65        $  24.27        $  24.67
                                        ________        ________        ________        ________        ________

Income from investment
 operations:
 Net investment income.............         0.24            0.18            0.22            0.21            0.30 (a)
 Net realized and unrealized gain
  (loss) on investments............         6.27           (6.22)          (1.43)           2.38            1.49
                                        ________        ________        ________        ________        ________

  Total from investment
     operations....................         6.51           (6.04)          (1.21)           2.59            1.79
                                        ________        ________        ________        ________        ________

Distributions:
 Dividends from net investment
  income...........................       (0.21)          (0.20)          (0.19)          (0.27)           (0.33)

 Distributions from net
  realized gains...................            -           (1.93)          (2.35)          (1.94)          (1.86)
                                        ________        ________        ________        ________        ________

  Total distributions..............        (0.21)          (2.13)          (2.54)          (2.21)          (2.19)
                                        ________        ________        ________        ________        ________

Net asset value, end of year.......     $  19.03        $  12.73        $  20.90        $  24.65        $  24.27
                                        ========        ========        ========        ========        ========

Total return (b)...................        51.18%         (30.01)%         (5.41)%         10.76%           7.41%
                                        ========        ========        ========        ========        ========

Ratios/Supplemental Data:
Net assets, end of year
 (in 000s).........................     $403,043        $304,787        $411,237        $515,527        $548,169
Ratio of operating expenses
 to average net assets.............         1.42%           1.41%           1.37%           1.38%           1.36%
Ratio of net investment income
 to average net assets.............         1.40%           1.02%           0.83%           0.80%           1.08% (a)
Portfolio turnover rate............           11%             37%             11%              9%              9%


(a) For the year ended 3/31/06, net investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88%.


(b) Total return represents aggregate total return for the periods indicated.

________________________________________________________________________________
                                       45

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund
(For a Fund share outstanding throughout each year/period)


________________________________________________________________________________________________________

                                                              Year           Year            Period
                                                              Ended          Ended           Ended
                                                             3/31/10        3/31/09        3/31/08 (a)
________________________________________________________________________________________________________

Net asset value, beginning of period...................     $   6.09        $  9.70        $ 10.00
                                                            ________        _______        _______

Income from investment operations:
 Net investment income.................................         0.20           0.22           0.10
 Net realized and unrealized gain (loss)
  on investments.......................................         2.53          (3.57)         (0.37)
                                                            ________        _______        _______

  Total from investment operations.....................         2.73          (3.35)         (0.27)
                                                            ________        _______        _______

Distributions:
 Dividends from net investment income..................        (0.20)         (0.26)         (0.03)

 Distributions from net realized gains.................            -              -              -
                                                            ________        _______        _______

  Total distributions..................................        (0.20)         (0.26)         (0.03)
                                                            ________        _______        _______

 Redemption fees (b)...................................         0.00           0.00           0.00
                                                            ________        _______        _______

Net asset value, end of year/period....................     $   8.62        $  6.09        $  9.70
                                                            ========        =======        =======

Total return (c).......................................        45.19%        (35.25)%        (2.69)%
                                                            ========        =======        =======

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)...............     $145,094        $79,913        $70,386
Ratio of operating expenses to average net assets......         1.37%          1.37%          1.37% (d)
Ratio of operating expenses to average net assets
 excluding waivers and/or reimbursement of expenses....         1.46%          1.54%          1.86% (d)
Ratio of net investment income to average net assets...         2.36%          2.99%          2.38% (d)
Portfolio turnover rate................................           18%            38%             2%

(a) The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.

(b) Amount represents less than $0.01 per share.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

________________________________________________________________________________
                                       46

Privacy Information

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information We Collect

In the course of doing business with you, we collect nonpublic information about you from the following sources:

    > Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;
    > Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and
    > Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Nonaffiliated Third Parties

We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates

Subject to applicable law, Tweedy, Browne Company LLC, its mutual funds and other investment funds share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate share any of this information with any other affiliates. In certain states there may be restrictions on the ability of one affiliate to use this information obtained from another affiliate without first offering customers the ability to opt out of such sharing of information. Due to Tweedy, Browne Company LLC's position as distributor of substantially all of such funds and as advisor for all of its separate account customers, in general it obtains all of such information directly and accordingly is not subject to these restrictions with respect to its own use of such information.

Security Standards

We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

________________________________________________________________________________
                                       47

                               Investment Adviser
                           Tweedy, Browne Company LLC
                                350 Park Avenue
                               New York, NY 10022


                                   The Funds
                            Tweedy, Browne Fund Inc.
                                 P.O. Box 9805
                           Providence, RI 02940-8005
                                 www.tweedy.com


                              FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

    > Annual/Semi-Annual Reports - Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
    > Statement of Additional Information (SAI) - The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can request free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone at 1-800-432-4789, Press 2. The annual and semi-annual reports and the prospectus and SAI are available on the Funds' website at www.tweedy.com.

You can visit the SEC's website at http://www.sec.gov to view the Prospectus, SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 1-202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

________________________________________________________________________________
                                       48

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com
________________________________________________________________________________

Investment Company
Act File No. 811 - 7458

Tweedy, Browne Global Value Fund                                    TBGVX

Tweedy, Browne Global Value Fund II - Currency Unhedged             TBCUX

Tweedy, Browne Value Fund                                           TWEBX

Tweedy, Browne Worldwide High Dividend Yield Value Fund             TBHDX

                                each a series of

                            TWEEDY, BROWNE FUND INC.



                      STATEMENT OF ADDITIONAL INFORMATION

                                 July 29, 2010

     This Statement of Additional Information ("SAI") provides information about Tweedy, Browne Global Value Fund (the "Global Value Fund"), Tweedy, Browne Global Value Fund II - Currency Unhedged (the "Global Value Fund II - Currency Unhedged"), Tweedy, Browne Value Fund (the "Value Fund") and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the "High Dividend Yield Value Fund") (each, a "Fund" and collectively, the "Funds"). The Funds are series of Tweedy, Browne Fund Inc. (the "Company").

     This information is in addition to the information contained in the Funds' Prospectus dated July 29, 2010, as amended or supplemented from time to time (the "Prospectus"). This SAI is not a Prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated March 31, 2010. The financial statements and notes contained in the Annual Report are incorporated by reference into the SAI. Copies of the Prospectus and Annual Report may be obtained without charge by writing to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005 or by calling 800-432-4789.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ____

Investment Objectives and Policies ......................................     3

Investment Restrictions .................................................    16

Management of the Company and the Funds .................................    17

Investment Advisory and Other Services ..................................    23

Control Persons and Principal Holders of Securities .....................    24

Dividends, Distributions and Taxes ......................................    31

Brokerage Allocation and Other Practices and Brokerage Commissions ......    35

Disclosure of Portfolio Holdings ........................................    37

Net Asset Value .........................................................    38

Performance Information .................................................    39

Additional Information ..................................................    40

Appendix A ..............................................................   A-1

Appendix B ..............................................................   B-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The Company, a Maryland corporation organized on January 28, 1993, offers four separate series: Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and High Dividend Yield Value Fund. The Company is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Company is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Company. Tweedy, Browne Company LLC is the investment adviser of each Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."


     The Funds' objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Value Fund and the Global Value Fund II - Currency Unhedged seek long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities that the Adviser believes are undervalued. The Value Fund seeks long-term growth of capital by investing primarily in U.S. and foreign securities that the Adviser believes are undervalued. The High Dividend Yield Value Fund seeks long-term growth of capital and, to a lesser extent, dividend income by investing primarily in U.S. and foreign securities that the Adviser believes to have above-average dividend yields and that are reasonably valued. Each Fund is permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

     Generally, the Global Value Fund and Value Fund also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their securities trade. In contrast, the Global Value Fund II - Currency Unhedged and High Dividend Yield Value Fund generally do not hedge their foreign currency exposure, in order to provide investors interested in the Adviser's investment approach with vehicles that have a non-U.S. currency exposure. With respect to the Global Value Fund II - Currency Unhedged, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund's currency exposure to a particular emerging market. In the case of the High Dividend Yield Value Fund, a substantial portion of the Fund's holdings will be in U.S.-domiciled companies and non-U.S. multi-national companies that have meaningful exposure to the U.S. dollar.

Risks of the Funds


Global Value Fund. The Global Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally-oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international equity investment risk. Investment in shares of the Global Value Fund is not intended to provide a complete investment program for an investor. The Global Value Fund expects to invest primarily in foreign equity securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Value Fund's shares when sold may be higher or lower than when purchased.

Global Value Fund II - Currency Unhedged. The Global Value Fund II - Currency Unhedged is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally-oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international equity investment risk and currency exchange rate risk. Investment in shares of the Global Value Fund II - Currency Unhedged is not intended to provide a complete investment program for an investor. The Global Value Fund II - Currency Unhedged expects to invest primarily in foreign equity securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund II - Currency Unhedged may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Fund's shares when sold may be higher or lower than when purchased.

Value Fund. The Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Value Fund will invest its assets primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. For the time being and subject to change at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgment of the Adviser, attributable to operations within the U.S. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value-oriented investment strategy offers investors the opportunity for profitable investment in undervalued domestic and foreign equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the Value Fund's shares when sold may be higher or lower than when purchased.


High Dividend Yield Value Fund. The High Dividend Yield Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio that has an above-average dividend yield, in accordance with the Fund's objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The High Dividend Yield Value Fund will invest its assets primarily in U.S. and foreign equity securities that have above-average dividend yields and that the Adviser believes are reasonably valued. Under normal market conditions, the High Dividend Yield Value Fund invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund may also invest in debt investments, although interest income is an incidental consideration. As with any long-term investment, the value of the High Dividend Yield Value Fund's shares when sold may be higher or lower than when purchased.

     Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect each Fund's performance. As many foreign companies are not subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and volatility of price is often greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     In some foreign countries, there may be generally less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions. In addition, with respect to certain foreign countries, there is the possibility of seizure or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing risks through continuous professional management.

     These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the issues associated with these risks through diversification and active professional management. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

     Because the Funds may be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in the U.S. markets. Each Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the unhedged investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Dividends, Distributions and Taxes"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest for the most part in developed countries, with some exposure to emerging markets, around the world in an attempt to take advantage of appropriate opportunities wherever they may arise.

     Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of undervalued securities whose market prices may be well below the stocks' intrinsic values at time of purchase.

     The Funds cannot guarantee a gain or eliminate the risk of loss. There is no assurance that a Fund's objectives will be achieved. Investment in shares of a Fund is not intended to provide a complete investment program for an investor.

Investments and Investment Techniques

Depository Receipts. The Funds may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (collectively, "Depository Receipts"). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the U.S. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

     Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds' investment policies, the Funds' investments in Depository Receipts will be deemed to be investments in the underlying securities.

Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

     A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system. In order to obtain the most favorable pricing, the Fund may enter into triparty agreements among the Fund, its custodian and the repurchase agreement counterparty, usually an investment bank.

     For federal income tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Investment Company Securities. Each Fund may invest in investment company securities. Such investments are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act") and related rules promulgated under the 1940 Act. Under Section 12(d) (1) (F), each Fund may purchase up to 3% of the shares of any number of other mutual funds, and under Rule 12d1-1, each Fund may invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objectives and policies. When a Fund invests in shares of a mutual fund, the Fund's shareholders indirectly bear the fees and expenses of the mutual fund in addition to the Fund's own fees and expenses.

Illiquid Securities. Each Fund may invest a portion of its assets in illiquid securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. No more than 15% of a Fund's assets will be invested in illiquid securities.

Fixed Income Obligations. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity.

Debt Securities. The Funds may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") or those of equivalent quality as determined by the Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Adviser to be of comparable quality. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

High Yield, High Risk Securities. Each Fund may invest up to and including 15% of its total assets in securities rated lower than investment grade and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     The prices of high yield, high risk securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because less reliable and objective data is available.

     It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity, although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock.

Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

     The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

     As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities. The Funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivatives, Currency and Related Transactions. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. The Company has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets, on behalf of the Funds. Therefore, the Company is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to benefit from these Strategic Transactions will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

     All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the euro, and a Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell euros and buy U.S. dollars.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (iv) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

     A forward currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

     OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, each of the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

Borrowing. The Funds each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Loans of Portfolio Securities and Related Risks. The Funds each may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive all or a portion of the interest or dividends paid on the loaned securities or a negotiated payment; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

     Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Directors, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

                            INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities of such Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, none of the Funds may:

    1. borrow money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Fund in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

    2. purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

    3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

    4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

    5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

    6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

    7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.

     In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: none of the Funds may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

     If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

Share Certificates

     Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in the Funds.

                    MANAGEMENT OF THE COMPANY AND THE FUNDS

     Information about Directors and Officers

     Information pertaining to the Directors and officers of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Funds' shareholders. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

     Leadership Structure and Risk Oversight Function

     The Board is currently composed of six Directors, four of whom are not "interested persons" of the Company (as that term is defined by Section 2(a)(19) of the 1940 Act) ("Independent Directors"). The Directors meet periodically throughout the year to discuss and consider matters concerning the Company and to oversee the Company's activities, including its investment performance, compliance program and risks associated with its activities.

     William H. Browne, a Managing Director of the Adviser, and therefore an "interested person" of the Company, serves as Chairman of the Board. The Independent Directors believe that they benefit from the participation of Mr. Browne at Board meetings and that Mr. Browne provides important insights and leadership to the Board as Chairman. The Board has established one standing committee, the Audit Committee, to facilitate the Board's oversight of the management of the Company. The scope of the Committee's responsibilities is discussed in greater detail below. While the Board does not have a lead Independent Director, Mr. Salomon, an Independent Director and Chairman of the Audit Committee, acts as a liaison between the Board and management of Tweedy, Browne on discrete matters that may arise between regular Board meetings. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board's oversight responsibilities. The Independent Directors, as part of their annual self-evaluation process, review: (1) the Audit Committee Charter; and (2) the structure of the Board and its committees. The Independent Directors believe that the Fund's Board and committee structure is appropriate given the characteristics and circumstances of the Company and its business activities.

     In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Company's activities. In addition, Tweedy, Browne's and the Company's other service providers have adopted policies and implemented processes and procedures to identify, assess and manage risks associated with the Company's activities. The Company's senior officers, including, but not limited to, the Chief Compliance Officer and Treasurer, portfolio management personnel and other senior personnel of Tweedy, Browne, the Company's independent registered public accounting firm (the "independent auditors") and the Company's third-party service providers make periodic reports to the Board and its Committee with respect to a variety of matters, including matters relating to risk management.

     Qualifications of the Directors

     The charts below identify the Directors and officers of the Company.


____________________________________________________________________________________________________________________________________

                                                       DISINTERESTED DIRECTORS
____________________________________________________________________________________________________________________________________


 Name, Address, Age           Term of Office (1)      Principal Occupation(s) During Past        Number of           Other Public
and Position(s) with            and Length of                       5 Years                    Portfolios in         Company and
      Company                    Time Served                                                        Fund              Investment
                                                                                                  Complex              Company
                                                                                                Overseen by       Directorships Held
                                                                                                  Director        by Director during
                                                                                                                   the Past 5 Years
____________________________________________________________________________________________________________________________________

Paul F. Balser (2)                9 years           Partner, Ironwood Manufacturing Fund,            4             Director, Janus
420 Lexington Avenue                                LP (private equity investments), since                        Capital Group Inc.
New York, NY 10170                                  2003; Partner, Ironwood Management                            (asset management)
Age: 68                                             Fund (private equity investments), since
Director                                            2007; Partner, Ironwood Partners LLC
                                                    (private equity investments), since
                                                    December 2001; Partner, Generation
                                                    Partners (private equity investments)
                                                    from August 1995 to September 30,
                                                    2004.
____________________________________________________________________________________________________________________________________

Bruce A. Beal                     17 years          Partner and Chairman, The Beal                   4                   None
177 Milk Street                                     Companies (real estate development and
Boston, MA 02109                                    investment companies);
Age: 74                                             Real estate consultant.
Director
____________________________________________________________________________________________________________________________________

John C. Hover II                  7 years           Former Executive Vice President,                 4             Member of Board
72 North Main Street                                United States Trust Company of New                              of Directors/
New Hope, PA 18938                                  York (Retired since 2000).                                       Managers of
Age: 67                                                                                                             various funds
Director                                                                                                           managed by Bank
                                                                                                                    of America's
                                                                                                                    Alternative
                                                                                                                   Investment Group
                                                                                                                  (11 funds); Board
                                                                                                                     of Managers,
                                                                                                                      Excelsior
                                                                                                                  Directional Hedge
                                                                                                                    Fund of Funds
                                                                                                                    Ltd; Board of
                                                                                                                      Managers,
                                                                                                                  Excelsior Multi-
                                                                                                                   Strategy Hedge
                                                                                                                   Fund of Funds 2
                                                                                                                   Ltd; Board of
                                                                                                                      Managers,
                                                                                                                  Grosvenor Multi-
                                                                                                                 Strategy Offshore
                                                                                                                     Fund, Ltd
____________________________________________________________________________________________________________________________________

Richard B. Salomon                14 years          Member, Cozen O'Connor (law firm)                4                   None
277 Park Avenue                                     since April 2009. Partner, Wolf Block
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

New York, NY 10172                                  LLP (law firm) from April 2005 to
Age: 62                                             April 2009.
Director
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

                                                         INTERESTED DIRECTORS (3)
____________________________________________________________________________________________________________________________________


 Name, Address, Age           Term of Office (1)      Principal Occupation(s) During Past        Number of           Other Public
and Position(s) with            and Length of                       5 Years                    Portfolios in         Company and
      Company                    Time Served                                                        Fund              Investment
                                                                                                  Complex              Company
                                                                                                Overseen by       Directorships Held
                                                                                                  Director        by Director during
                                                                                                                   the Past 5 Years
____________________________________________________________________________________________________________________________________

William H. Browne (3)            Chairman and       Managing Director, Tweedy, Browne                4             Chairman of the
350 Park Avenue                 Vice President-     Company LLC.                                                 Board of Directors
New York, NY 10022             Since July 2009;                                                                   of funds managed
Age: 66                        Director - Since                                                                     by the Funds'
Chairman, Vice                   March 2009;                                                                     investment adviser
President, and Director       previously served                                                                 that are part of an
                               as a Director of                                                                    offshore fund
                                 the Company                                                                   registered for public
                                from 1993-1997                                                                    sale in European
                                                                                                                   jurisdictions.
____________________________________________________________________________________________________________________________________

Thomas H. Shrager (3)          President - Since    Managing Director, Tweedy, Browne                4                   N/A
350 Park Avenue                    July 2009        Company LLC
New York, NY 10022             Director - 1 year
Age: 53
President and Director
____________________________________________________________________________________________________________________________________

(1) Directors and officers serve for an indefinite term until the earliest of the election and qualification of their successors or their: (i) removal,
    (ii) resignation or (iii) death.

(2) Paula Del Nunzio, the wife of Paul F. Balser, is employed as a real estate broker and through her firm acted for sellers in a transaction whereby Christopher H. Browne, formerly a Managing Director and a Senior Adviser of Tweedy, Browne, purchased real estate during the past two calendar years. In connection with her services in that transaction, Mr. Balser's wife received commissions paid by the sellers in the aggregate net amount of approximately $275,000. Mr. Balser disclaims financial interest in the transaction and such compensation.

(3) "Interested person" of the Company as defined in the 1940 Act. Messrs. William H. Browne and Thomas H. Shrager are each an "interested person" because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.


___________________________________________________________________________________________________

                                  OFFICERS WHO ARE NOT DIRECTORS
___________________________________________________________________________________________________

Name, Address, Age and          Term of Office (1)            Principal Occupation(s) During Past 5
   Position(s) with               and Length of                               Years
        Company                    Time Served
___________________________________________________________________________________________________

M. Gervase                           17 years                Executive Vice President, Tweedy,
     Rosenberger                                             Browne Company LLC since 2001;
350 Park Avenue                                              General Counsel and Chief Compliance
New York, NY 10022                                           Officer, Tweedy, Browne Company LLC
Age: 59                                                      until 2001.
Chief Operating
     Officer, Vice
     President and
     Secretary
___________________________________________________________________________________________________

Patricia A. Rogers                   6 years                 Chief Compliance Officer of the Funds
350 Park Avenue                                              since 2004; Associate General Counsel,
New York, NY 10022                                           Tweedy, Browne Company LLC.
Age: 44
Chief Compliance
     Officer
___________________________________________________________________________________________________

John D. Spears                       17 years                Managing Director, Tweedy, Browne
350 Park Avenue                                              Company LLC.
New York, NY 10022
Age: 61
Vice President
___________________________________________________________________________________________________

Robert Q. Wyckoff, Jr.               8 years                 Managing Director, Tweedy, Browne
350 Park Avenue                                              Company LLC.
New York, NY 10022
Age: 57
Treasurer
___________________________________________________________________________________________________

(1) Directors and officers serve for an indefinite term until the earliest of the election and qualification of their successors or their: (i) removal,
    (ii) resignation or (iii) death.

     The Board has determined that each of the Directors is qualified to serve as a Director of the Company, based on a review of the experience, qualifications, attributes and skills of each Director, including those listed in the table above. The Board also considered the diversity of the Directors' backgrounds when determining whether each Director is qualified to serve as a Director of the Company. With the exception of Mr. Shrager, who has served as a Managing Director of the Adviser for 12 years, each Director has significant experience as a Director of the Company. With respect to Mr. Shrager, the Board views his extensive experience in investment management as a valuable source of insight into understanding potential issues that the Company may face. In making its determination, the Board has taken into account each Director's commitment to the Board and participation in Board and Committee meetings throughout his tenure on the Board. These qualifications, as well as other qualifications preceding the five-year reporting period in the table above, support the conclusion that each individual is qualified to serve as a Director.



     Standing Committees

     The Board of Directors has established an Audit Committee consisting of four members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, and Hover, each an Independent Director of the Company. The Board of Directors has determined that Paul Balser is an Audit Committee Financial Expert. The functions performed by the Audit Committee include: (1) overseeing the quality, objectivity and integrity of the Company's financial reporting process and financial statements and the independent audit and review thereof; (2) reviewing and evaluating any issues raised by the independent auditors; and (3) acting as a liaison between the Company's independent auditors and the full Board of Directors. The Audit Committee held two meetings during the fiscal year ended March 31, 2010.

     Directors' Ownership of the Funds

     Set forth in the table below for each Director is the dollar range of equity securities beneficially owned in each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen by each Director within the Company's family of investment companies as of December 31, 2009.


                                                                             Aggregate Dollar Range of Equity
                                                                               Securities in All Registered
                                                                             Investment Companies Overseen by
                                                                             Directors in Family of Investment
 Name of Director(s)      Dollar Range of Equity Securities in the Funds                 Companies
______________________________________________________________________________________________________________

Paul F. Balser            Value Fund - none                                  over $100,000
                          Global Value Fund - over $100,000
                          Global Value Fund II - none
                          High Dividend Yield Value Fund - none
Bruce A. Beal             Value Fund - none                                  over $100,000
                          Global Value Fund - over $100,000
                          Global Value Fund II - none
                          High Dividend Yield Value Fund - none
William H. Browne         Value Fund - over $100,000                         over $100,000
Chairman of the Board     Global Value Fund - over $100,000
                          Global Value Fund II - over $100,000
                          High Dividend Yield Value Fund - over
                          $100,000
John C. Hover II          Value Fund - none                                  over $100,000
                          Global Value Fund - over $100,000
                          Global Value Fund II - over $100,000
                          High Dividend Yield Value Fund - over
                          $100,000
Richard B. Salomon        Value Fund - none                                  over $100,000
                          Global Value Fund - over $100,000
                          Global Value Fund II - over $100,000
                          High Dividend Yield Value Fund - over
                          $100,000
Thomas H. Shrager         Value Fund - $50,001 - $100,000                    over $100,000
                          Global Value Fund - over $100,000
                          Global Value Fund II - $50,000 - $100,000
                          High Dividend Yield Value Fund - $10,001-
                          $50,000

     For the period from April 1, 2009 through December 31, 2009, each of the Directors not affiliated with the Adviser received from the Company an annual fee of $75,000 paid in quarterly installments of $18,750, plus reimbursement for out-of-pocket expenses incurred for service as a Director. Effective January 1, 2010, the annual fee increased to $100,000 paid in quarterly installments of $25,000, plus reimbursement for out-of-pocket expenses incurred for service as a Director.

     No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

     The table below shows the total fees that were paid to each of the Independent Directors during the fiscal year ended March 31, 2010. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.


                                            Pension or
                       Aggregate            Retirement
                     Compensation        Benefits Accrued    Estimated Annual
  Independent      Received from the     (as part of Fund      Benefits Upon      Total Compensation from
   Directors            Company              expenses)          Retirement         Fund and Fund Complex
_________________________________________________________________________________________________________

Paul F. Balser     $81,250               None                None                 Value Fund - $10,516
                                                                                  Global Value Fund -
                                                                                  $65,217
                                                                                  Global Value Fund II -
                                                                                  $1,068
                                                                                  High Dividend Yield
                                                                                  Value Fund - $4,449

                                                                                  Total Compensation -
                                                                                  $81,250

Bruce A. Beal      $81,250               None                None                 Value Fund - $10,516
                                                                                  Global Value Fund -
                                                                                  $65,217
                                                                                  Global Value Fund II -
                                                                                  $1,068
                                                                                  High Dividend Yield
                                                                                  Value Fund - $4,449

                                                                                  Total Compensation -
                                                                                  $81,250

John C. Hover      $81,250               None                None                 Value Fund - $10,516
II                                                                                Global Value Fund -
                                                                                  $65,217
                                                                                  Global Value Fund II -
                                                                                  $1,068
                                                                                  High Dividend Yield
                                                                                  Value Fund - $4,449

                                                                                  Total Compensation -
                                                                                  $81,250

Richard B.         $81,250               None                None                 Value Fund - $10,516
Salomon                                                                           Global Value Fund -
                                                                                  $65,217
                                                                                  Global Value Fund II -
                                                                                  $1,068
                                                                                  High Dividend Yield
                                                                                  Value Fund - $4,449

                                                                                  Total Compensation -
                                                                                  $81,250

                     INVESTMENT ADVISORY AND OTHER SERVICES

Structure of the Funds

     Each Fund is a diversified series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993. Tweedy, Browne Fund Inc. is an open-end management investment company.

     The authorized capital stock of the Company consists of 2.0 billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Value Fund, 600 million shares of which are allocated to the Global Value Fund II - Currency Unhedged, 400 million shares of which are allocated to the Value Fund and 400 million shares of which are allocated to the High Dividend Yield Value Fund. Each share of a series has equal rights with each other share of that series as to voting for Directors, redemption, dividends, liquidation and all other matters on which shareholders are entitled to vote. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. Any meeting held for the purpose of electing Directors shall be designated the annual meeting of shareholders for that year. Special meetings may also be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

     The Directors have the authority to issue additional classes and series of shares of stock and to designate the relative rights and preferences as between the different classes and series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

     The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

     Maryland corporate law provides that a Director of the Company will not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director will be fully protected in relying in good faith upon the records, opinions or reports made to the Company by persons reasonably believed by the Director to be qualified to provide such information, opinions or reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability or expense to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics

     The Company and Tweedy, Browne as investment adviser and principal underwriter have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Company.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of June 30, 2010, the following entities/individuals owned of record 5% or more of the outstanding shares of each Fund:


                                                                                  Percent of
                                                                                 Total Shares
              Fund Name                    Name and Address                       Outstanding
              _________                    ________________                       ___________

Tweedy, Browne Global Value Fund           Charles Schwab & Co Inc                    27.67%
                                           101 Montgomery Street
                                           San Francisco, CA 94104-4122

Tweedy, Browne Global Value Fund           National Financial Services Corp           14.36%
                                           PO Box 3908
                                           New York, NY 10008

Tweedy, Browne Value Fund                  Charles Schwab & Co Inc                    19.59%
                                           101 Montgomery Street
                                           San Francisco, CA 94104-4122

Tweedy, Browne Value Fund                  National Financial Services Corp            8.84%
                                           PO Box 3908
                                           New York, NY 10008-3908

Tweedy, Browne Value Fund                  Mac & Co.                                   6.04%*
                                           525 William Penn Place
                                           Pittsburgh, PA 15230-3198

Tweedy, Browne Worldwide High Dividend     Charles Schwab & Co Inc                    55.73%
Yield Value Fund                           101 Montgomery Street
                                           San Francisco, CA 94104-4122

Tweedy, Browne Worldwide High Dividend     National Financial Services Corp           13.40%
Yield Value Fund                           PO Box 3908
                                           New York, NY 10008-3908

Tweedy, Browne Worldwide High Dividend     Ameritrade Inc.                             5.94%
Yield Value Fund                           PO Box 2226
                                           Omaha, NE 68103-2226

____________________

* These shares are held in nominee name for the benefit of John D. Spears, an officer of the Company and Managing Director of the Adviser.


     The Company believes that such ownership is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund or High Dividend Yield Value Fund, except as noted below.


     As of June 30, 2010 the Directors and officers of the Company as a group owned 1.1% of the outstanding shares of the Global Value Fund, 6.62% of the outstanding shares of the Value Fund, including shares held for the benefit of John D. Spears as indicated in the above chart, 1.35% of the outstanding shares of the High Dividend Yield Value Fund and 5.98% of the outstanding shares of the Global Value Fund II - Currency Unhedged.

Investment Adviser

     Tweedy, Browne acts as investment adviser to each of the Funds. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of Financial Industry Regulatory Authority ("FINRA").

     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its four Managing Directors, William H. Browne, Thomas H. Shrager, John D. Spears and Robert Q. Wyckoff, Jr.; a limited liability company established for the benefit of certain employees of Tweedy, Browne; and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which owns a majority interest in Tweedy, Browne. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of all of the firm's Managing Directors, William Browne, Thomas Shrager, John Spears and Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also comprise the Investment Committee and make investment management decisions on behalf of the Funds. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in, the investment process at Tweedy, Browne.

     The Adviser renders services to the Funds pursuant to separate Investment Advisory Agreements (the "Agreements") dated as of May 29, 1998 in the case of the Global Fund and the Value Fund, September 16, 2009 in the case of the Global Value Fund II - Currency Unhedged and April 20, 2007 in the case of the High Dividend Yield Value Fund. Each Agreement has an initial two-year term and thereafter remains in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, and by vote of either the Company's Directors or the outstanding voting securities of the Fund. The Agreements for the Global Value, Value, and High Dividend Yield Value Funds were most recently approved by the Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of the Adviser or the Company, on May 20, 2010 and the Agreement for the Global Value Fund II - Currency Unhedged was approved on September 16, 2009. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

     Under each Agreement, the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Company's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.

     Under the Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, and negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

     Subject to the ability of the Adviser upon approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation of all Directors, officers and employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.

     For the Adviser's investment advisory services to each Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. In accordance with each Fund's Agreement, the fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid. The Adviser has formally requested and is receiving interim payments of the advisory fee from the Funds.

     In addition, with respect to the Global Value Fund II - Currency Unhedged and High Dividend Yield Value Fund, the Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of each Fund to the extent necessary to maintain total annual fund operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.37% for each Fund. This arrangement will continue at least through December 31, 2011. In this connection, the Global Value Fund II - Currency Unhedged and the High Dividend Yield Value Fund have each agreed during the two-year period following any waiver or reimbursement by the Adviser to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% for each Fund, on an annualized basis.

     Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the costs of preparing share certificates or other expenses, including clerical expenses, of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

     Each Agreement also provides that the applicable Fund and the Company may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

     Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and members against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

     During the past three fiscal years, the Global Value Fund, Value Fund, High Dividend Yield Value Fund and Global Value Fund II - Currency Unhedged incurred investment advisory fees in the following amounts:


_______________________________________________________________________________________________

                                         Fiscal Year/Period Ended March 31, 2010
_______________________________________________________________________________________________

                                                  Waived Advisory Fees and
                           Gross Advisory Fee        Reimbursed Expenses       Net Advisory Fee
                           __________________        ___________________       ________________
_______________________________________________________________________________________________

Global Value Fund              $48,842,543                   N/A                  $48,842,543
_______________________________________________________________________________________________

Value Fund                      $4,588,229                   N/A                   $4,588,229
_______________________________________________________________________________________________

High Dividend Yield             $1,447,193                $109,158                 $1,338,035
Value Fund
_______________________________________________________________________________________________

Global Value Fund II -           $111,500                 $106,135                   $5,365
Currency Unhedged*
_______________________________________________________________________________________________

* The Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.

_______________________________________________________________________________________________

                                              Fiscal Year Ended March 31, 2009
_______________________________________________________________________________________________

                                                  Waived Advisory Fees and
                           Gross Advisory Fee        Reimbursed Expenses       Net Advisory Fee
                           __________________        ___________________       ________________
_______________________________________________________________________________________________

Global Value Fund              $61,437,534                   N/A                  $61,437,534
_______________________________________________________________________________________________

Value Fund                      $4,579,458                   N/A                   $4,579,458
_______________________________________________________________________________________________

High Dividend Yield              $926,962                 $124,612                  $802,350
Value Fund
_______________________________________________________________________________________________


_______________________________________________________________________________________________

                                         Fiscal Year/Period Ended March 31, 2008
_______________________________________________________________________________________________

                                                  Waived Advisory Fees and
                           Gross Advisory Fee        Reimbursed Expenses       Net Advisory Fee
                           __________________        ___________________       ________________
_______________________________________________________________________________________________

Global Value Fund              $99,326,048                   N/A                  $99,326,048
_______________________________________________________________________________________________

Value Fund                      $6,092,860                   N/A                   $6,092,860
_______________________________________________________________________________________________

High Dividend Yield              $374,607                  $146,360                 $228,247
Value Fund*
_______________________________________________________________________________________________

* The High Dividend Yield Value Fund commenced operations on September 5, 2007.


     The table below identifies other accounts for which each person who is a member of the Investment Committee was either jointly or primarily responsible for the day-to-day portfolio management of the Funds, for the fiscal year ended March 31, 2010.


                                                                                            # of Accounts
                                                             Total                           Managed with     Total Assets with
                                                             # of                            Advisory Fee        Advisory Fee
Name of Investment                                          Accounts                           Based on            Based on
Committee Member(s)               Type of Accounts          Managed       Total Assets       Performance         Performance
__________________                ________________          _______       ____________       ___________         ___________

_______________________________________________________________________________________________________________________________

William H. Browne,          Other Registered Investment       0               N/A                 0                  N/A
Thomas H. Shrager, John     Companies:
D. Spears and Robert Q.     ___________________________________________________________________________________________________
Wyckoff, Jr.
                            Other Pooled Investment           30         $2,700,957,783           0                  N/A
                            Vehicles:
                            ___________________________________________________________________________________________________

                            Other Accounts:                   445        $3,533,970,413           4              $46,837,540
_______________________________________________________________________________________________________________________________

     The foregoing accounts are, for the most part, managed with investment objectives and techniques that are substantially similar to the objectives and techniques of the relevant Fund. Consistent with Tweedy, Browne's belief that it is important for Investment Committee Members to have their own assets invested alongside clients, the Investment Committee Members have significant investments in the Funds, as well as in certain other pooled investment vehicles managed by Tweedy, Browne. These investments may present material conflicts of interest when the Investment Committee Members make allocation decisions regarding the purchase or sale of securities where market liquidity is limited. Similarly, decisions regarding the allocation of securities between the Funds and other portfolios, many of which pay higher investment advisory fees to Tweedy, Browne than do the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash, could present conflicts relating to the allocation of securities. Tweedy, Browne earns performance fees for only a very small fraction of its client assets and subjects those accounts to the same allocation procedures as other unaffiliated accounts and consequently does not believe there is any cognizable increase in potential conflicts for that reason. Tweedy, Browne has written allocation procedures and a joint Code of Ethics with the Funds, which are designed to help ensure that allocations are fair over time and are objectively based, that trades effected for the Funds and other unaffiliated clients are not negatively affected by trading for accounts in which the Investment Committee Members have an interest and that trades for the Global Value Fund, which is Tweedy, Browne's largest account, does not negatively affect the ability of other unaffiliated accounts to receive fair allocations over time.

     All Investment Committee Members are Managing Directors and Members of Tweedy, Browne. As such, each individual has a certain level of ownership interest in Tweedy, Browne. The sole compensation each Investment Committee Member receives with respect to the management of the Funds and other managed accounts is a percentage of the earnings of Tweedy, Browne corresponding to their respective ownership interest in Tweedy, Browne. Substantially all of the revenue of Tweedy, Browne is derived from investment advisory fees earned from the management of Tweedy, Browne clients' portfolios, including the Funds.

     As of March 31, 2010, the members of the Investment Committee, each of whom is a Managing Director of the Adviser, and their families have an aggregate of $75.7 million invested in the Funds, including the amounts disclosed in the table below. Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by each Investment Committee Member as of March 31, 2010.

___________________________________________________________________________________________________

Name of Investment Committee Member        Dollar Range of Equity Securities Beneficially Owned
___________________________________________________________________________________________________

William H. Browne                      Value Fund - over $1,000,000
                                       Global Value Fund - over $1,000,000
                                       High Dividend Yield Value Fund - $100,001-$500,000
                                       Global Value Fund II - Currency Unhedged - over $1,000,000
___________________________________________________________________________________________________

Thomas H. Shrager                      Value Fund - $50,001-$100,000
                                       Global Fund - $500,001-$1,000,000
                                       High Dividend Yield Value Fund - $10,001-$50,000
                                       Global Value Fund II - Currency Unhedged - $50,001-$100,000
___________________________________________________________________________________________________

John D. Spears                         Value Fund - over $1,000,000
                                       Global Value Fund - over $1,000,000
                                       High Dividend Yield Value Fund - $500,001-$1,000,000
                                       Global Value Fund II - Currency Unhedged - over $1,000,000
___________________________________________________________________________________________________

Robert Q. Wyckoff, Jr.                 Value Fund - $100,001-$500,000
                                       Global Fund - $100,001-$500,000
                                       High Dividend Yield Value Fund - $50,001-$100,000
                                       Global Value Fund II - Currency Unhedged - $100,001-$500,000
___________________________________________________________________________________________________

     Certain investments may be appropriate for one or more of the Funds and also for other clients advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a well diversified portfolio of stocks that satisfy Tweedy, Browne's value criteria in accordance with their respective investment objectives and after consideration of such factors as their current account holdings, availability of cash for investment, tax consequences and the size of their account. Subject to adjustments made by the Managing Directors prior to or early in the trading day or with the approval of a compliance officer, trades are allocated among Tweedy, Browne's clients, including certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest, in accordance with available cash and the diversification target for the particular security or country involved. In addition, because the Global Value Fund is substantially larger than any of Tweedy, Browne's other clients and often has substantial inflows of cash, limits are imposed on the amount of a particular security that can be allocated to the Fund in order to assure that the other clients also receive reasonable allocations while the Adviser's clients are acquiring or disposing of that security. The Adviser's allocation procedures are designed to give each client a fair allocation of buying and selling opportunities and may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis and at different prices from day-to-day in order to achieve the overall objectives of the allocation process for all clients. In general, all trades during a particular day are price averaged so that each client receiving an allocation that day receives the same average price per share as all other clients. Purchase and sale orders for the Funds are combined with those of other clients of the Adviser in the interest of achieving most favorable net results to each Fund.

     The Board of Directors of the Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

     In accordance with the procedures described in the Code of Ethics, a covered person may not purchase or sell any particular security owned or under active consideration by the Funds until seven days after the most recent purchase or sale by any of the Funds of that particular security, with limited exceptions for certain medium and large capitalization equity securities. Covered persons do not include certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest. Covered personnel are required to preclear any personal securities investments (with limited exceptions, such as government securities, high grade debt, municipal securities and shares of open-end mutual funds other than the Funds) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. Also under the Code of Ethics, investments in the Funds by all covered personnel of the Adviser are generally subject to a 180-day holding period.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

     None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

     From time to time the Adviser and the Funds may enter into arrangements with other entities that provide record keeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. Subject to limitations under the Code and to approval by the Independent Directors, each Fund may pay a portion of such compensation representing savings to the Fund.

Distributor

     The Company has distribution agreements (the "Distribution Agreements") with the Adviser to act as distributor (the "Distributor") for the Funds. The Distribution Agreements for the Global Value Fund, Value Fund and High Dividend Yield Value Fund were amended and restated on September 16, 2009, and the Distribution Agreement for the Global Value Fund II - Currency Unhedged is dated September 16, 2009. Each Distribution Agreement has an initial two year term and thereafter will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreements or "interested persons" of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund.

     Under the Distribution Agreements, the Company is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company's registration statement and the Funds' prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes.

     The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.

     As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.

     Selected brokers and other intermediaries are authorized to receive purchase and sell orders on behalf of any of the Funds, and each Fund considers itself to have received such orders at the time such brokers and intermediaries have received such orders.

Administrator and Transfer Agent


     BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Administrator") provides administrative services for the Funds pursuant to an agreement between the Company and the Administrator (the "Administration Agreement").


     Effective January 1, 2007, the fee schedule to the Administration Agreement is as follows:

          .03% of the first $1 billion of average net assets;
          .018% of the next $4 billion of average net assets;
          .01% of the next $5 billion of average net assets; and, .009% of average daily net assets in excess of $10 billion.

     During the past three fiscal years, the Global Value Fund, Value Fund, High Dividend Yield Value Fund and Global Value Fund II - Currency Unhedged incurred the following amounts in administration fees:

________________________________________________________________________________

                           March 31, 2010     March 31, 2009     March 31, 2008
________________________________________________________________________________

Global Value Fund            $1,060,505         $1,241,218         $1,742,253
________________________________________________________________________________

Value Fund                    $102,173           $95,462            $108,083
________________________________________________________________________________

High Dividend Yield            $34,123           $21,142             $7,531
Value Fund*
________________________________________________________________________________

Global Value Fund II -         $3,026              N/A                 N/A
Currency Unhedged**
________________________________________________________________________________

 * The High Dividend Yield Value Fund commenced operations on September 5, 2007. ** The Global Value Fund II - Currency Unhedged commenced operations on October
   26, 2009.

     Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and record keeping, internal auditing, valuing each Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days' notice by either party.

     The above referenced administrative fees incurred by the Funds include certain accounting fees and other out-of-pocket expenses.


     BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds' transfer, shareholder servicing and dividend paying agent.


Redemption Fee

     The Company seeks to ensure that banks, broker-dealers and other intermediaries holding omnibus accounts with the Global Value Fund, Global Value Fund II - Currency Unhedged and High Dividend Yield Value Fund impose the redemption fee at the shareholder account level. However, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions who have a program of charging such fees to their account holders and remitting the proceeds to the Funds or persons whom the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in the Funds' shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency with which participants can reduce their interests in the Funds. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser.

Custodian, Counsel and Independent Registered Public Accounting Firm


     Pursuant to a Mutual Fund Custody and Services Agreement between the Company and the Bank of New York Mellon (formerly Mellon Trust of New England, N.A.) (the "Custodian"), the Custodian provides custodial services to the Company and the Funds. The principal business address of the Custodian is One Wall Street, New York, NY 10286.


     Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, is counsel for the Company.


     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Independent Registered Public Accounting Firm for the Funds.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases shares of a Fund. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the Funds or an investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing shares of a Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

     Each Fund has qualified or intends to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of income and diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     If a Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income tax on its investment company taxable income and net capital gain it distributes to shareholders. The Global Value Fund, Global Value Fund II - Currency Unhedged and the Value Fund each intend to distribute all of its investment company taxable income and net capital gain at least annually and the High Dividend Yield Value Fund intends to distribute all of its investment company taxable income at least semi-annually and net capital gain at least annually. Therefore the Funds generally do not expect to pay federal income taxes. The imposition of the excise tax may adversely affect the net after-tax return of the Fund.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the excise tax, each Fund must distribute during each calendar year an amount at least equal to 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 of the calendar year (unless an election is made to use a Fund's taxable year), and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

     Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of each Fund). Such distributions may, however, qualify (provided holding periods and other requirements are met) (i) for taxable years through December 31, 2010, as

"qualified dividend income" eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income, and (ii) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from certain U.S. corporations. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

     Distributions of net capital gain, designated as capital gain dividends, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. The tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Such distributions are not eligible for the dividends-received deduction discussed above. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder. The amount of any Fund distribution that is treated as a tax-free return of capital that reduces a shareholder's adjusted tax basis in their shares will increase their potential for gain or reduce their potential for loss on any subsequent sale or other disposition of their shares.

     Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or reinvested in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

     All distributions of investment company taxable income and net capital gain, whether received in cash or reinvested in additional shares, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     Certain of each Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the regulated investment company annual gross income requirements. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Global Value Fund and the Global Value Fund II - Currency Unhedged intend to qualify, and depending on the year, the High Dividend Yield Value Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually regarding whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, will receive notification designating (i) the shareholder's portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries.

     Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

     Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option sold by the Fund is exercised, thereby requiring the Fund to sell the underlying stock, the premium will increase the amount realized upon the sale of the stock and any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund. Because a Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

     Positions of each Fund which consist of at least one share of stock and at least one offsetting option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property generally are governed by the "straddle" rules of section 1092 of the Code. In general, an investment position will be offsetting if it substantially diminishes a Fund's risk of loss with respect to such stock.
Section 1092 may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above.

     Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, then in lieu of our incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the "qualified electing fund's" annual ordinary earnings and net capital gain, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

     A Fund may elect to "mark-to-market" any stock in a "passive foreign investment company" the Fund owns at the end of its taxable year, provided the "passive foreign investment company" stock is "marketable" as defined under the "passive foreign investment company" rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to this election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the "passive foreign investment company" stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in its income for prior taxable years under the election. The Fund's adjusted basis in each "passive foreign investment company's" stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The Fund will likely have to distribute annually any ordinary income resulting from marking "passive foreign investment company" stock to market in order to satisfy the regulated investment company distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Fund actually receives cash distributions from the "passive foreign investment company" during that year.

     A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, a portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund does not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level.

     Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains, as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if any of the Funds is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against a shareholder's U.S. federal income tax liability, if any, provided that they furnish the required information to the IRS.

     Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gain is generally taxed at a maximum rate of 15% (20% for net capital gain recognized in taxable years beginning after December 31, 2010), while short-term capital gain is taxed at a maximum rate of 35% applicable to ordinary income.

     Shareholders of each Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of each Fund's shares. Prospective investors must consult their own tax advisors as to the state and local tax consequences of purchasing shares of the Fund.

     Each distribution is accompanied by a brief explanation of the source and character of the distribution. In January of each year the Company will issue to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, as defined under the Code. Each shareholder who is not a U.S. person must consult their own tax advisor to determine the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax (including any withholding tax required under the provisions of the Hiring Incentives to Restore Employment Act) at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts distributed to him or her, where such amounts are treated as income from U.S. sources under the Code.

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

       BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

     The Adviser conducts all of the trading operations for each of the Funds. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is often fixed in the case of foreign securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. The Adviser acts as the introducing broker for substantially all transactions in U.S. equity securities on behalf of all of its clients and aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures. The Adviser is reimbursed by the Funds for the costs of settling transactions for the Funds through its clearing broker but does not charge the Funds any separate brokerage commissions.

     When it can be done consistently with the policy of seeking the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply research to the Adviser. The term "research" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission that may be higher than that which another broker might have charged for executing the same transaction if the Adviser concludes within the context of best execution that the value of the research it receives assists it in the performance of its investment determinations and that the value of such information is reasonable in light of the commission paid. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

     Although certain research from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds.

     During the past three fiscal years, the Global Value Fund, Value Fund, High Dividend Yield Value Fund and Global Value Fund II - Currency Unhedged incurred brokerage commissions as follows:

________________________________________________________________________________

                           March 31, 2010     March 31, 2009     March 31, 2008
________________________________________________________________________________

Global Value Fund            $1,399,331         $2,466,444         $3,386,841
________________________________________________________________________________

Value Fund                     $71,086           $154,980            $78,902
________________________________________________________________________________

High Dividend Yield            $48,225            $47,704            $67,036
Value Fund*
________________________________________________________________________________

Global Value Fund II -         $19,838              N/A                N/A
Currency Unhedged**
________________________________________________________________________________

 * The High Dividend Yield Value Fund commenced operations on September 5, 2007. ** The Global Value Fund II - Currency Unhedged commenced operations on October
   26, 2009.


     The total brokerage commissions paid by the Global Value Fund and the Value Fund were materially lower for the fiscal year ended March 31, 2010 than the prior fiscal year primarily because both Funds entered into fewer securities transactions.

     Commencing April 2000, the Global Value Fund and Value Fund have executed substantially all securities transactions on U.S. markets through the Adviser and Distributor. The Adviser and Distributor do not charge the Funds any brokerage commissions for executing these transactions, which the Adviser believes enables it to achieve better overall portfolio execution for the Funds, but the Funds do reimburse the Adviser $15.00 per trade in ticket charges paid by the Adviser to its clearing broker for equities and $30.00 per trade in ticket charges for U.S. Treasury securities. During the past three fiscal years, the Global Value Fund, Value Fund, High Dividend Yield Value Fund and Global Value Fund II - Currency Unhedged reimbursed the Adviser for the following amounts:

________________________________________________________________________________

                           March 31, 2010     March 31, 2009     March 31, 2008
________________________________________________________________________________

Global Value Fund                $420             $1,418             $1,897
________________________________________________________________________________

Value Fund                       $855             $1,457             $2,109
________________________________________________________________________________

High Dividend Yield              $525             $1,615             $1,258
Value Fund*
________________________________________________________________________________

Global Value Fund II -           $180               N/A               N/A
Currency Unhedged**
________________________________________________________________________________

 * The High Dividend Yield Value Fund commenced operations on September 5, 2007. ** The Global Value Fund II - Currency Unhedged commenced operations on October
   26, 2009.


     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. During the past two fiscal years, the portfolio turnover rate for the Global Value Fund, Value Fund, High Dividend Yield Value Fund and Global Value Fund II
- Currency Unhedged were as follows:

_____________________________________________________________

                           March 31, 2010     March 31, 2009
_____________________________________________________________

Global Value Fund                7%                 16%
_____________________________________________________________

Value Fund                      11%                 37%
_____________________________________________________________

High Dividend Yield             18%                 38%
Value Fund
_____________________________________________________________

Global Value Fund II -           0%                N/A
Currency Unhedged*
_____________________________________________________________

* The Global Value Fund II - Currency Unhedged commenced operations on October 26, 2009.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Adviser and the Funds have adopted policies and procedures designed to prevent the selective disclosure of the Funds' portfolio holdings and trading activity. In accordance with the policies and procedures adopted by the Funds and the Adviser, the Funds are prohibited from providing any information to anyone other than service providers of the Funds (including the Adviser, transfer agent, administrator and fund accounting agent, auditors, custodian, proxy voting agent, and law firms) regarding the composition of any of the Funds' portfolios or trading activity for the Funds unless the information has already been publicly released via the Funds' Web site, or through other authorized shareholder communications. Such information is provided to service providers of the Funds only to the extent reasonably necessary for them to perform their services and only if the service provider is subject to a duty of confidentiality or a confidentiality agreement. The Company's Board of Directors has approved these policies and procedures as being in the best interests of the Funds and their shareholders, and any material compliance matters arising under these procedures would be reported to the Board of Directors by the Company's Chief Compliance Officer.

     The Funds' portfolio holdings are generally published on the Funds' Web site substantially in the form they are expected to be filed with the SEC with up to a 15 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR and Form N-Q with a lag of up to 60 days following each fiscal quarter. The Funds may also exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund's accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds' Web site with a lag of up to 60 days following the period end. The Funds' top twenty holdings as of the most recent month end are posted monthly on the Funds' Web site as soon as they become available, which is generally within a few days after month end. Information regarding the Funds' portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their Web site. In addition, the Adviser may provide to existing and potential investors and intermediaries working on behalf of such investors, analytical information concerning a Fund's portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the United States and other countries regarding its investments on behalf of its clients which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds' website are the Adviser, PNC and the Custodian. The Board of Directors believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.

     Once a portfolio holding has been publicly disclosed on the Funds' Web site, it is no longer subject to confidential treatment. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Company or the General Counsel of the Adviser that the disclosure is for a legitimate business purpose and is subject to appropriate confidentiality arrangements as described above.

                                NET ASSET VALUE

     The net asset value of shares for each Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for each Fund is determined by dividing the value of the total assets, less all liabilities of such Fund, by the total number of shares outstanding.

     In valuing a Fund's assets, a security listed on an exchange or through any system providing for same day publication of actual prices will be valued at its last quoted sale price at or prior to the close of regular trading on the Exchange or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available at or before the time as of which assets are valued. Portfolio securities and other assets that are traded on such a market but for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and assets which are not readily marketable due to significant legal or contractual restrictions or other reasons will be valued by the Adviser at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.

     The value of a security which is not readily marketable and which accordingly is valued at fair value by or under the direction of the Board of Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the 4:00 p.m. London time spot rate. Foreign currency exchange contracts are valued using the relevant 4:00 p.m. London time spot rate and future rate on foreign currency contracts.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of a substantial portion of portfolio securities each Fund used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined under the policies summarized above and the time as of which that Fund's net asset value is calculated, such securities may be valued at fair value under certain circumstances as determined in good faith by the Adviser under the direction of the Board of Directors.

                            PERFORMANCE INFORMATION

     From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors.

     Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Quotations of a Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

     Comparison of any quoted non-standardized performance of various investments, such as other mutual funds, is valid only if performance is calculated in the same manner or the differences are understood. For example, from time to time a Fund's average total return may be quoted over annual periods other than calendar-year periods. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

     Because normally most of the investments of the Global Value Fund and Global Value Fund II - Currency Unhedged are denominated in foreign currencies and a portion of the investments of the High Dividend Yield Value Fund and Value Fund are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of each Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future performance.

     From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

     Since the assets in funds are always changing, any of the Funds may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

                             ADDITIONAL INFORMATION

Redemptions-in-Kind

     The Company on behalf of the Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Fund and valued the same way they are for purposes of computing the Fund's net asset value (a redemption-in-kind). The Company may also make payments in-kind at the request of redeeming shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Anti-Money Laundering Laws

     The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

     Federal regulations may require the Company to obtain, verify, and record information that identifies each person who opens an account with the Global Value Fund, the Global Value Fund II - Currency Unhedged, the Value Fund or the High Dividend Yield Value Fund. When a shareholder opens an account with any of the Funds, such Fund will ask for a shareholder's name, address, date of birth, and other information that will allow the Fund to identify a shareholder. The Fund may also ask to see a shareholder's driver's license or other identifying documents. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in a shareholder account until his, her or its identity is verified.

Other Information

     The Company has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders on the one hand, and those of the Adviser. Copies of the Proxy Voting Policies and Procedures are included under Appendix B.

     The Company is required to file Form N-PX with the Company's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. This filing is available without charge by calling 1-800-432-4789 and on the SEC's Web site at http://www.sec.gov.

     The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the complete Registration Statement.

Financial Statements


     The financial statements for the Global Value Fund, Global Value Fund II - Currency Unhedged, Value Fund and High Dividend Yield Value Fund including the notes thereto, dated March 31, 2010 have been audited by PricewaterhouseCoopers LLP, the Funds' Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2010, and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2010.

                                   APPENDIX A

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                      Proxy Voting Policies and Procedures
                                  Mutual Funds

I. Introduction

Policy

Tweedy, Browne Company LLC ("TBC") exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. At TBC, we take our responsibilities very seriously and believe the right to vote proxies is a significant asset of our clients.

The procedures in this policy apply to all proxy voting matters concerning securities in the Tweedy, Browne Global Value Fund, the Tweedy, Browne Global Value Fund II - Currency Unhedged, the Tweedy, Browne Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund ("the Funds"), each a series of Tweedy, Browne Fund Inc. ("Fund Inc.").

Because our sole interest is protecting our clients' assets, when we take action, we place our clients' interests and rights as shareholders first. The reason we acquire and hold a company's equity security is our expectation that it will prove to be a good investment. Our consideration of proxy issues, therefore, is focused on the investment implications of each issue.

In this context, TBC exercises the rights of its clients as shareholders primarily by voting on proposals set forth in proxy statements for annual and special meetings of portfolio companies. Our proxy review process, which has been in place for many years, is both thorough and objective. The overall objective is to increase shareholder economic value over time.

General Voting Positions

Under its investment philosophy, TBC generally invests client funds in a company only if TBC believes that the company's management seeks to serve shareholders' best interests. Because TBC generally has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests. Thus, on most issues, our votes are cast in accordance with the company's management recommendations. However, when we believe management's position on an issue is not in the best interests of our clients, TBC can, and often does, vote against the management's position.

In considering its voting position on all matters submitted to a vote of stockholders (other than routine matters not likely to have an impact on the value of the issuer's securities), TBC considers relevant information available to TBC with respect to the company and the proposal, including information submitted by proponents and opponents, if any, of the issuer's positions.

TBC may abstain from voting proxies in various circumstances. TBC may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund, such as when foreign proxy issuers impose unreasonable voting or holding requirements. For example, in certain non-U.S. markets where share blocking applies (see attached Exhibit A), TBC generally does not vote on routine matters due to share blocking restrictions, as the potential impact on our ability to sell the shares outweighs the economic value of the vote. However, votes will be considered on a case-by-case basis, and TBC will determine to vote shares on a material issue if the importance of the issue outweighs the downside of share blocking.

Voting Agent: ISS Proxy Master

TBC retains Institutional Shareholder Services RiskMetrics Group ("ISS") to serve as the voting agent for all domestic and global securities owned by and held by the TBC Funds. TBC is responsible for coordinating with the Funds' custodians relating to the Funds' portfolio securities to ensure that the proxy votes are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Directors. The proxy voting service will refer proxy questions to TBC for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Records are maintained by ISS and forwarded to TBC electronically by issuer and by client account. Generally speaking, unless a client specifies otherwise, all accounts are managed on the same basis and the firm votes shares held by all of its accounts in the same manner. In matters that are likely to have an impact on the value of the issuer's security and in the rare event that ISS has not received a particular proxy for any account, ISS will call the Funds' custodian and request the proxy.

In order to assure ourselves that we are aware of all outstanding non-routine matters, ISS has been instructed to contact TBC via telephone or otherwise to obtain voting directions for all annual or extraordinary shareholder meetings that have an agenda which includes such proposals as: cumulative voting; poison pills; mergers; shareholder corporate governance proposals; Chinese walls; stock splits; and new classes of stock or increased authorizations with unspecified voting/shareholder rights, as well as meetings in all share blocking jurisdictions (see discussion above).

The Investment Committee

The TBC Investment Committee is comprised of William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr. This Committee, in consultation with TBC's in-house staff of analysts, may meet to discuss TBC's view/opinion with respect to a particular item on an issuer's agenda in order to determine how to vote the relevant proxies in order to best serve the interests of the Funds. The Investment Committee will carefully review non-routine matters with the same degree of prudence and care with which it makes stock selections for the Funds. TBC may, from time to time, discuss its views and seek such independent legal, financial or other advice as it may determine necessary for purposes of making an independent decision. TBC will also at times consider ISS's position on certain proposals. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Investment Committee.

Conflicts of Interests Between TBC and Clients

     Regarding Proxy Voting

TBC is majority owned by Affiliated Managers Group, Inc. ("AMG"), an asset management company with equity investments in numerous investment management firms (its "Affiliates"). TBC does not purchase AMG's securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or the other Affiliates.

TBC's only business is the investment advisory business and activities directly connected to that business, such as distribution of interests in the Funds and other unregistered investment pools and brokerage activities on behalf of its clients. TBC does not engage in any investment banking or corporate finance activity, nor does it produce research for publication or sale. TBC is not affiliated with any firm outside of the investment advisory business. Furthermore, employees are generally forbidden to be involved in any outside for-profit business activity, especially business activity conducted for or with public companies. Therefore, it is unlikely that proxy voting would present TBC with a conflict of interest between the interests of the firm and/or its employees and the interests of its clients.

Potential Conflicts

Nevertheless, potential conflicts may arise. For example: (a) if TBC manages a portfolio (or is actively seeking to manage a portfolio) for a proxy issuer or its senior officers or directors and also owns that company's securities in a Fund; or (b) if a senior officer or analyst of TBC has a familial or personal relationship with a senior executive or Board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose security is owned in a Fund's portfolio; or (c) in the rare occurrence, if TBC places a representative on a board.

In order to track these possible conflicts, TBC will maintain a database of all public companies that employ the spouse or children living at home of TBC's senior officers and analysts and all public companies for which TBC manages assets or is actively seeking to manage assets. This database will be periodically checked against TBC's portfolios so that any possible conflicts can be identified.

Members of the Investment Committee, as well as research analysts, should be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Legal and Compliance Department should be consulted.

Procedures

In the unlikely event that a potential conflict does arise between the interests of the firm and/or its employees and the Funds, TBC shall implement the following procedures:

     1. If the perceived conflict of interest involves an individual member of the Investment Committee or research analyst, the Legal and Compliance Department will, in consultation with the non-conflicted members of the Investment Committee, determine if the conflict is material to the particular proxy issue being considered. If it is determined that the conflict is material, the conflicted Investment Committee member or research analyst shall recuse himself or herself from communicating with any member of the Investment Committee or research analyst about the proxy issue. The remaining members of the Investment Committee will decide how to vote the proxy and relay the decision to the Legal and Compliance Department. The Legal and Compliance Department will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted Investment Committee member or research analyst, and the resulting vote.

     2. If the perceived conflict of interest involves TBC or AMG's Affiliates, the Legal and Compliance Department will, in consultation with the Management Committee, determine if the conflict is material. If it is determined that the conflict is material, the Investment Committee will have no further input on the particular proxy vote. The Legal and Compliance Department will make and maintain a written record of the conflict of interest. The Legal and Compliance Department shall receive a written representation from ISS that ISS will disclose any business relationship it may have with the issuer in question, and a statement that ISS has complied with its Policies, Procedures and Practices Regarding Potential Conflicts of Interest (available on ISS' website). The Legal and Compliance Department shall also maintain a written record of the manner in which the proxy vote was handled.

     3. Another possible conflict involves the voting of shares issued by a TBC-managed mutual fund that are held in client accounts at TBC. In this case, TBC will cause the proxies to be "mirror voted" in the same proportion as the votes of other proxy holders whose shares are not held in TBC client accounts.

Overview of TBC's Policies

     Regarding Commonly Raised Proxy Voting Issues

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's Board. In evaluating issues, the Investment Committee may consider information from many sources, including the research analyst covering the particular stock, management of a company presenting a proposal, shareholder groups, and independent proxy research services such as ISS. Of course, the final decision on proxy voting issues remains with the Investment Committee.

On occasion, TBC has taken extraordinary steps to pursue voting rights on behalf of its clients and has sponsored shareholder proposals at annual shareholder meetings. In one such instance, TBC devoted months working with outside counsel in an attempt to insure that its clients received the proper shareholder rights, which illustrates the importance TBC places on pursuing voting rights for its clients. TBC is diligent regarding the voting process and the rights of shareholders to influence management of companies, when appropriate. For example, TBC was recently successful in placing a resolution before the annual shareholder meeting of a large multinational issuer, which requested that management work expeditiously to separate the issuer's diverse lines of business for the purpose of maximizing shareholder value.

The instances cited above are of course not part of TBC's routine proxy voting procedures; however, they do demonstrate the gravity with which TBC views its responsibility to protect its clients' shareholder rights.

Summarized below are general guidelines that TBC follows regarding some issues most frequently raised in proxy statements.

Election of an Issuer's Board of Directors

TBC believes that good governance begins, to the extent possible, within the corporate ownership structure of a particular issuer, an independent Board of Directors, not encumbered by material ties to management, all of whose members are elected annually. In addition, crucial Board committees should, to the extent possible within the corporate ownership structure of a particular issuer, be entirely independent.

     o We will generally support the election of Directors that result in a Board made up of a majority of independent Directors.

     o We will generally withhold votes for non-independent Directors who serve on the audit, compensation, and/or nominating committees of the Board.

     o We will hold Directors accountable for the actions of the committees on which they serve. For example, we will generally withhold votes for nominees who approve or propose arrangements that we believe would have the effect of diminishing shareholder value.

     o We will generally vote in favor of efforts to ensure that shareholders elect a full slate of Directors at each annual shareholder meeting.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include some closely related activities that do not raise any appearance of impaired independence.

     o We will generally vote against proposed auditors where non-audit fees make up what we believe to be a material amount of the total fees paid by an issuer to an audit firm.

     o We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised. If we believe auditor independence has been compromised, we will vote against the auditor.

Management/Executive Compensation,
including Equity-based Compensation Plans

One of the key components in attracting and retaining talented management is compensation. Therefore, we will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management. However, share option plans generally must meet our guidelines for such plans as discussed below.

Our goal is to assure that a company's equity-based compensation plan is aligned with the shareholders' long-term interests. We believe that, when well designed, equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. However, we generally oppose plans that have features that we view as objectionable, features which generally would substantially dilute the shareholders' interest in a company or result in providing participants with excessive awards. Accordingly:

     o We will generally support measures intended to increase long-term stock ownership by executives, including features that require corporate officers to hold a certain minimum of stock in the company, or require stock acquired as the result of option exercises be held for minimum periods of time. We also will support expensing the fair value of option grants, which may give further incentive to companies to favor stock grants over option grants.

     o We will generally vote against those plans, which, in light of all other existing compensation plans of the company, we believe would directly or indirectly result in material dilution of shareholders' interests.

     o We will generally vote against plans that have any of the following features:

       o Ability to re-price "underwater" options

       o Ability to issue options with an exercise price below the stock's current market price

       o Ability to issue reload options

       o Ability to reward management as a result of a takeover attempt, such as golden parachutes

       o Automatic share replenishment features

Corporate Structure and Shareholder Rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to a corporation's by-laws by a majority vote.

     o We will generally support proposals to remove super-majority voting requirements for certain types of proposals. We will generally vote against proposals to impose super-majority requirements.

     o We will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent, staggered boards).

     o We will generally vote against proposals for a separate class of stock with disparate voting rights. Due to long standing custom and practice, these features are more common in foreign markets. Although we will make investments in companies that have disparate voting rights, we will generally vote to eliminate them when the issue is presented.

     o We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. We would generally not vote in favor of these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting such a plan.

     o We will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals to do the opposite. The reason for this is that we believe that corporate management should be subject at all times to the incentives and punishments of the market, not insulated from them.

Increase in Authorized Capital/Preferred Stock

     o We will generally vote for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, e.g., to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

     o We will carefully review proposals to authorize new issues of preferred shares. We recognize that new issues of authorized shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

Changing State of Incorporation

     o We will generally vote against proposals to move the company to another state less favorable to shareholders' interests.

Corporate and Social Policy Issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's Board of directors. Proposals in this category typically request that the company disclose or amend certain business practices.

     o We generally vote against social policy proposals, though we may make exceptions in certain instances where we believe a proposal has important beneficial economic implications for the company.

Disclosure

These policies and procedures will be disclosed in the Statement of Additional Information filed by Tweedy, Browne Fund Inc. TBC will file with the SEC and make available to Fund shareholders [upon request], the records of the Funds' proxy votes. The Funds will disclose in their annual and semi-annual reports to shareholders the procedures by which shareholders may obtain proxy voting records.

Recordkeeping

TBC's Legal and Compliance Department maintains a record of proxy voting decisions made by the Investment Committee.

TBC will maintain for five years: these proxy voting policies and procedures and records of all votes cast. TBC will obtain an undertaking from ISS to maintain, on behalf of TBC, all proxy statements received in respect of TBC client proxies and records of all votes cast.

TBC will also maintain for five years: (a) records of any document created by TBC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision and (b) records of clients' oral or written requests for information on proxy voting and copies of TBC's written responses to any such requests.


                                                                  September 2009

________________________________________________________________________________

                            In Mellon's experience, if the ADR's country of
                            origin is a blocking market, the ADR usually
                            requires blocking as well. Mellon does not
                            rely on standing instructions to block ADRs.
                            If a vote is submitted for an ADR meeting with
                            a blocking requirement, we will automatically
MELLON INFO:                restrict the position through meeting date.
________________________________________________________________________________

                            ARGENTINA
________________________________________________________________________________

Blocking Begins             Generally 3-7 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting (sometimes shares are released
                            day of the meeting).
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            the timing of the unblocking request. As a rule, if
                            the unblocking request is made 5 days or less before
                            the meeting date, the shares generally cannot be
                            unblocked.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

________________________________________________________________________________

Special Notes               If an Argentine company does not achieve quorum and
                            a 2nd Call must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

[FLAG OF AUSTRIA]           AUSTRIA
________________________________________________________________________________

Blocking Begins             Varies by company. Normally blocking period begins
                            at least 3 days before company's meeting date.
                            Custodians will issue blocking instructions upon
                            receipt of proxy votes.
________________________________________________________________________________

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES. However, shares generally cannot be unblocked 3
                            days or less before the meeting date.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF BELGIUM]           BELGIUM
________________________________________________________________________________

Blocking Begins             Generally 3-6 days prior to meeting. Custodians will
                            issue blocking instructions upon receipt of proxy
                            votes.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  NO. Not possible during the blocking period.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

________________________________________________________________________________

Special Notes               If a Belgian company does not achieve quorum and a
                            2nd Call must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

[FLAG OF CZECH REPUBLIC]    CZECH REPUBLIC
________________________________________________________________________________

Blocking Begins             Generally 2-7 days prior to the meeting date.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

MELLON INFO                 Shares are not blocked due to voting instructions.
                            The issuer may ask the Central Securities
                            Registry(SCP) to block all securities for transfers
                            from the record date until the general meeting date.
                            The period must not exceed 7 days, as per law.
                            However, the securities can be traded. The
                            settlement of trades would be postponed to the first
                            date after the general meeting date.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF EGYPT]             EGYPT
________________________________________________________________________________

Blocking Begins             Generally 3 days prior to meeting.
________________________________________________________________________________

________________________________________________________________________________

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF GREECE]            GREECE
________________________________________________________________________________

Blocking Begins             Generally 5 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  NO. Not possible during the blocking period.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF HUNGARY]           HUNGARY
________________________________________________________________________________

________________________________________________________________________________

Blocking Begins:            No information available.
________________________________________________________________________________

MELLON INFO                 The blocking period is usually 5 days long, starting
                            on record date +1. Shares cannot normally be
                            unblocked during the blocking period, which is from
                            record date through meeting date.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  No information available.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF ITALY]             ITALY
________________________________________________________________________________

Blocking Begins             Generally 5 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

Unblocking                  YES (in principle). However, the ability to unblock
                            depends upon how close to the meeting date the
                            request is made. Also, many companies will not honor
                            blocking requests.
________________________________________________________________________________

________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

Special Notes               If an Italian company does not achieve quorum and a
                            2nd Call must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

[FLAG OF LATVIA]            LATVIA
________________________________________________________________________________

Blocking Begins             Generally 10 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               Generally 1 day after meeting.
________________________________________________________________________________

Unblocking                  The ability to unblock depends upon the timing of
                            the unblocking request and the company.
________________________________________________________________________________

Effect on ADRs              Not applicable.
________________________________________________________________________________

[FLAG OF LUXEMBOURG]        LUXEMBOURG
________________________________________________________________________________

Blocking Begins             Varies by company. Luxembourg is not a share
                            blocking market. However, many securities are traded
                            on the French and Belgian stock markets and as such
                            share blocking applies in those cases.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

________________________________________________________________________________

MELLON INFO                 Shares are blocked upon receipt of vote instructions
                            in the local market. This market does not normally
                            accept unblocking instructions during the blocking
                            period.
________________________________________________________________________________

Unblocking                  YES
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF MAURITIUS]         MAURITIUS
________________________________________________________________________________

Blocking Begins             Time frames vary.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

Special Notes               Shares are usually only blocked when there are
                            extraordinary agenda resolutions that could impact
                            share price.
________________________________________________________________________________

[FLAG OF MOROCCO]           MOROCCO
________________________________________________________________________________

Blocking Begins             Generally 1 day prior to meeting.
________________________________________________________________________________

________________________________________________________________________________

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

MELLON INFO                 Blocking is not market regulated, but some companies
                            choose to block with the approval of the SBVC.
________________________________________________________________________________

Unblocking                  YES (in principle). However, as the blocking period
                            is so short, unblocking is generally not necessary
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF NETHERLANDS]       NETHERLANDS
________________________________________________________________________________

Blocking Begins             Generally 5-6 days prior to meeting. Custodians will
                            issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

MELLON INFO                 Many of the larger Dutch issuers assign a
                            registration date that is in advance of the meeting
                            date. Shares can generally be released once the
                            registration date has passed.
________________________________________________________________________________

Unblocking                  Unblocking can depend upon timing, subcustodian and
                            issuer. Therefore, unblocking may not always be
                            possible.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

________________________________________________________________________________

[FLAG OF POLAND]            POLAND
________________________________________________________________________________

Blocking Begins             Generally 5 business days prior to meeting.
                            Custodians will issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

MELLON INFO                 Share unblocking instructions are rarely accepted in
                            this market.
________________________________________________________________________________

Unblocking                  YES (in principle). However, most companies tend not
                            to honor unblocking requests except under
                            extraordinary circumstances.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF PORTUGAL]          PORTUGAL
________________________________________________________________________________

Blocking Begins             Generally 10-20 days prior to meeting. Custodians
                            will issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES Sub-custodians will normally allow unblocking in
                            order to settle a share sale. Such a request needs
                            to be made at least 2 business days prior to the
                            meeting date. A revised power of attorney document
                            must be completed with the amended share position if
                            shares being unblocked are held within an omnibus
                            account.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF SLOVAK REPUBLIC]   SLOVAK REPUBLIC
________________________________________________________________________________

Blocking Begins             No information available.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

MELLON INFO                 It is not possible to cancel or amend vote
                            instructions.
________________________________________________________________________________

Unblocking                  No information available.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF SWITZERLAND]       SWITZERLAND
________________________________________________________________________________

________________________________________________________________________________

Blocking Begins             Varies by company.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF TURKEY]            TURKEY
________________________________________________________________________________

Blocking Begins             Generally 7 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               Generally 3 business days after meeting.
________________________________________________________________________________

MELLON INFO                 Share unblocking instructions are usually not
                            accepted. Acceptance of unblocking instructions is
                            up to the Issuer's discretion and rarely permitted.
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

                           PART C: OTHER INFORMATION


Item 28. Exhibits.

(a)(1) Articles of Incorporation are incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 2 to the Registration Statement ("Pre-Effective Amendment No. 2").

(a)(2) Articles Supplementary are incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Registration Statement ("Post-Effective Amendment No. 1").

(a)(3) Articles of Amendment are incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 21 to the Registration Statement ("Post-Effective Amendment No. 21").

(a)(4) Articles Supplementary are incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 24 to the Registration Statement ("Post-Effective Amendment No. 24").

(a)(5) Articles Supplementary are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 28 to the Registration Statement ("Post-Effective Amendment No. 28").

(b)       Amended and Restated By-Laws are incorporated by reference to Exhibit
          (b) to Post-Effective Amendment No. 25 to the Registration Statement ("Post-Effective Amendment No. 25").

(c)       Not Applicable.

(d)(1) Specimen Certificate for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

(d)(2) Specimen Certificate for the Tweedy, Browne Value Fund is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28.

(d)(3) Specimen Certificate for the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 24.

(d)(4) Specimen Certificate for the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 28.

(d)(5) Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 12 to the Registration Statement ("Post-Effective Amendment No. 12").

(d)(6) Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 12.

(d)(7) Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated April 20, 2007 relating to the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit
          (d)(6) to Post-Effective Amendment No. 24.

(d)(8) Advisory Agreement between Registrant and Tweedy, Browne Company LLC relating to the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 28.


(e)(1) Amended and Restated Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 28.


(e)(2) Amended and Restated Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to the Tweedy, Browne Value Fund is incorporated by reference to Exhibit
          (e)(2) to Post-Effective Amendment No. 28.

(e)(3) Amended and Restated Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 28.

(e)(4) Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 28.

(f)       Not Applicable.

(g)(1) Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated June 6, 2001 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 14 to the Registration Statement ("Post-Effective Amendment No. 14").

(g)(2) Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. relating to the Tweedy, Browne Global Value Fund, the Tweedy, Browne American Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 23 to the Registration Statement ("Post-Effective Amendment No. 23").

(g)(3) Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. relating to the Tweedy, Browne Global Value Fund, the Tweedy, Browne Value Fund, the Tweedy, Browne Worldwide High Dividend Yield Value Fund, and the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 28.

(h)(1) Transfer Agent Agreement between Registrant and First Data Investor Services Group, Inc. dated May 9, 1997, relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 7 to the Registration Statement ("Post-Effective Amendment No. 7").

(h)(2) Amendment Number 1 to the Transfer Agency Agreement for Retail IMPRESSNet Services dated October 5th, 1999 is incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 18 to the Registration Statement ("Post-Effective Amendment No. 18").

(h)(3) Amendment Number 2 to the Transfer Agency and Services Agreement, dated as of March 16, 2000 is incorporated by reference to Exhibit
          (h)(3) to Post-Effective Amendment No. 18.

(h)(4) Amendment to the Transfer Agency and Services Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14.

(h)(5) Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 14.

(h)(6) Customer Identification Services Amendment to the Transfer Agency and Services Agreement dated November 6, 2003 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 16 to the Registration Statement ("Post-Effective Amendment No. 16").

(h)(7) Section 312 Foreign Financial Institution Amendment to Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 20 to the Registration Statement.

(h)(8) Amended and Restated Exhibit 1 to the Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 28.

(h)(9) Form 8300, FinCEN Section 314(a) Information Requests and Suspicious Activity Report Amendment to Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 24.

(h)(10) Amendment to Transfer Agency Agreement Regarding Services Related to Rule 22c-2 is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 24.

(h)(11) Red Flag Services Amendment to the Transfer Agency and Services Agreement dated November 1, 2008 is incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 26 to the Registration Statement ("Post-Effective Amendment No. 26").

(h)(12) Amended and Restated Administration Agreement between Registrant and The Boston Company Advisors, Inc. relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated December 8, 1993 is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 3 to the Registration Statement ("Post-Effective Amendment No. 3").

(h)(13) Amendment No. 1 to the Amended and Restated Administration Agreement between Registrant and First Data Investor Services Group, Inc. relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated February 15, 1997 is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 7.

(h)(14) Amendment to the Amended and Restated Administration Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 14.

(h)(15) Amendment to the Amended and Restated Administration Agreement is incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 23.

(h)(16) Amendment to the Amended and Restated Administration Agreement is incorporated by reference to Exhibit (h)(16) to Post-Effective Amendment No. 28.

(i)(1) Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 1.

(i)(2) Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 24.

(i)(3) Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i)(3) to Post-Effective Amendment No. 28.


(j)       Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)       Not Applicable.

(l)(1) Purchase Agreement dated June 2, 1993 relating to the initial capital for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3.

(l)(2) Purchase Agreement relating to the initial capital for the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 4 to the Registration Statement.

(l)(3) Purchase Agreement relating to the initial capital for the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (l)(3) to Post-Effective Amendment No. 24.

(l)(4) Form of Purchase Agreement relating to the initial capital for the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (l)(4) to Post-Effective Amendment No. 28.

(m)       None.

(n)       Not Applicable.

(o)       None.

(p) Code of Ethics is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 28.

Item 29. Persons Controlled by or Under Common Control with Registrant.

     No person is controlled by the Registrant.

Item 30. Indemnification.

     Under Registrant's Articles of Incorporation and By-Laws, as amended, the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation, as amended, also provide that no amendment of the Registrant's Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

     The Investment Advisory Agreements and Distribution Agreements contain provisions requiring indemnification of the Registrant's investment advisor and principal underwriter by the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to Directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

     See "Management of the Funds" in the Prospectus regarding the business of Tweedy, Browne Company LLC (the "Investment Adviser"). The Investment Adviser also acts as the adviser for the following investment company: Tweedy, Browne Fund Inc. The address of the Investment Adviser is 350 Park Avenue, 9th Floor, New York, New York 10022. See "Management of the Company and the Funds" in the Statement of Additional Information regarding the business and other connections of each Managing Director of the Investment Adviser.

Item 32. Principal Underwriters.

         (a) Tweedy, Browne Value Fund (SICAV), an offshore fund series not offered to U.S. persons.

         (b)  Not Applicable.

         (c)  Not Applicable.

Item 33. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at 99 High Street, Boston, Massachusetts 02110 or 760 Moore Road, King of Prussia, Pennsylvania 19406 or at the offices of the Adviser at 350 Park Avenue, 9th Floor, New York, New York 10022.

Item 34. Management Services.

     Not Applicable.

Item 35. Undertakings.

     Not Applicable.

                                  EXHIBIT INDEX
                                  _____________

Exhibit No.         Description
___________         ___________

(j)                 Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES
                                   __________

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 30 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of July 2010.

                                                TWEEDY, BROWNE FUND INC.


                                                By:  /s/ Thomas H. Shrager
                                                     ___________________________

                                                      Thomas H. Shrager
                                                      President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature              Title                        Date
          _________              _____                        ____


/s/ Thomas H. Shrager            President and Director       July 29, 2010
___________________________

Thomas H. Shrager


/s/ William H. Browne            Chairman of the Board        July 29, 2010
___________________________      and Director

William H. Browne


/s/ Robert Q. Wyckoff, Jr.       Treasurer                    July 29, 2010
___________________________

Robert Q. Wyckoff, Jr.


/s/ John C. Hover II             Director                     July 29, 2010
___________________________

John C. Hover II


/s/ Bruce A. Beal                Director                     July 29, 2010
___________________________

Bruce A. Beal


/s/ Richard B. Salomon           Director                     July 29, 2010
___________________________

Richard B. Salomon


/s/ Paul F. Balser               Director                     July 29, 2010
___________________________

Paul F. Balser